 AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 1996

                                          SECURITIES ACT FILE NO. 33-82462

                                  INVESTMENT COMPANY ACT FILE NO. 811-8692
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-2

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                      PRE-EFFECTIVE AMENDMENT NO. 1                    [X]

                       POST-EFFECTIVE AMENDMENT NO.                    [_]
                                    AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                             AMENDMENT NO. 1                           [X]

                     (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                THE JAPAN SMALL COMPANY GROWTH FUND, INC.*
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                      C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 933-3440

                               ----------------

                                DANIEL F. BARRY
                   THE JAPAN SMALL COMPANY GROWTH FUND, INC.
                      C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302

            (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

                               ----------------

                                WITH COPIES TO:

 LEONARD B. MACKEY, JR., ESQ.                       FRANK P. BRUNO, ESQ.
      ROGERS & WELLS                                   BROWN & WOOD
     200 PARK AVENUE                              ONE WORLD TRADE CENTER
  NEW YORK, NEW YORK 10166                       NEW YORK, NEW YORK 10048
      (212) 878-8000                                  (212) 839-5300

                               ----------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

  If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
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
                                                PROPOSED        PROPOSED
                                                MAXIMUM          MAXIMUM
  TITLE OF SECURITIES       AMOUNT BEING     OFFERING PRICE     AGGREGATE        AMOUNT OF
    BEING REGISTERED         REGISTERED       PER SHARE(2)  OFFERING PRICE(2) REGISTRATION FEE
----------------------------------------------------------------------------------------------
Common Stock, $.01 Par
 Value.................  3,910,000 Shares(1)     12.00         $46,920,000     $16,179.31(3)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Includes 510,000 shares subject to the Underwriters' over-allotment option.
(2) Estimated solely for purposes of calculating the registration fee.

(3) A registration fee of $23,793.10 was previously paid.

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  * Formerly The Japan Small Equity Fund, Inc.

                             CROSS REFERENCE SHEET

                       PARTS A AND B OF PROSPECTUS*

ITEMS IN PARTS A AND B OF FORM N-2              LOCATION IN PROSPECTUS
----------------------------------              ----------------------
 1.Outside Front Cover..............  Front Cover Page
 2.Inside Front and Outside Back
     Cover Page.....................  Front Cover Page; Inside Front Cover Page;
                                       Outside Back Cover Page
 3.Fee Table and Synopsis...........  Prospectus Summary; Fee Table
 4.Financial Highlights.............  Not Applicable
 5.Plan of Distribution.............  Cover Page; Prospectus Summary;
                                       Underwriting
 6.Selling Shareholders.............  Not Applicable
 7.Use of Proceeds..................  Use of Proceeds
 8.General Description of the Regis-
     trant..........................  Cover Page; Prospectus Summary; The Fund;
                                       Investment Restrictions; Investment
                                       Objective and Policies; Risk Factors and
                                       Special Considerations; Description of
                                       Common Stock
 9.Management.......................  Management of the Fund; Portfolio
                                       Transactions and Brokerage; Estimated
                                       Expenses; Custodians; Dividend Paying
                                       Agent, Transfer Agent and Registrar;
                                       Description of Common Stock
10.Capital Stock, Long-Term Debt and
     Other Securities...............  Prospectus Summary; Description of Common
                                       Stock; Dividends and Distributions;
                                       Dividend Reinvestment and Cash Purchase
                                       Plan; Underwriting; Taxation
11.Defaults and Arrears on Senior
     Securities.....................  Not Applicable
12.Legal Proceedings................  Not Applicable
13.Table of Contents of the
     Statement of Additional
     Information....................  Not Applicable
14.Cover Page.......................  Not Applicable
15.Table of Contents................  Not Applicable
16.General Information and History..  The Fund
17.Investment Objective and Poli-
     cies...........................  Investment Objective and Policies;
                                       Investment Restrictions
18.Management.......................  Management of the Fund
19.Control Persons and Principal
     Holders of Securities..........  Not Applicable
20.Investment Advisory and Other
     Services.......................  Management of the Fund; Custodians;
                                       Dividend Paying Agent; Transfer Agent and
                                       Registrar; Experts; Estimated Expenses
21.Brokerage Allocation and Other
     Practices......................  Portfolio Transactions and Brokerage
22.Tax Status.......................  Taxation
23.Financial Statements.............  Report of Independent Accountants;
                                       Statement of Assets and Liabilities

--------

* Pursuant to General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

               SUBJECT TO COMPLETION, DATED JANUARY 31, 1996

PROSPECTUS

                             3,400,000 SHARES

                 THE JAPAN SMALL COMPANY GROWTH FUND, INC.

                               COMMON STOCK

                                  -----------

  The Japan Small Company Growth Fund, Inc. (the "Fund") is a newly incorporated, non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in (i) equity securities of issuers registered on the Japanese over-the-counter market (the "Japanese OTC market"),
(ii) equity securities of issuers having less than 60 million outstanding shares (calculated as described herein under "The Fund") (the "Small-Sized Equity Securities") listed on the Tokyo Stock Exchange, the Osaka Securities Exchange and the Nagoya Stock Exchange (collectively, the "Main Japanese Exchanges") or (iii) equity securities traded exclusively on regional exchanges in Japan such as the Fukuoka, Hiroshima, Kyoto, Niigata and Sapporo Stock Exchanges (collectively, the "Regional Exchanges"). See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. INVESTMENT IN THE FUND INVOLVES SPECIAL CONSIDERATIONS AND RISKS THAT ARE NOT TYPICALLY ASSOCIATED WITH INVESTING IN THE STOCK MARKETS OF THE UNITED STATES, INCLUDING THE LOW LEVEL OF LIQUIDITY OF THE JAPANESE EQUITY SECURITIES IN WHICH THE FUND WILL INVEST, CERTAIN RISKS ASSOCIATED WITH INVESTING IN THE JAPANESE OTC MARKET, THE MAIN JAPANESE EXCHANGES AND THE REGIONAL EXCHANGES, AND POLITICAL AND ECONOMIC CONSIDERATIONS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS." The address of the Fund is c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302 (telephone number (800) 933-3440).

  The Fund's Investment Manager will be Daiwa International Capital Management Corp. (the "Investment Manager"). The Fund's Investment Adviser will be Daiwa International Capital Management Co., Ltd. (the "Investment Adviser"). The Investment Manager and the Investment Adviser are affiliates of Daiwa Securities Co. Ltd., Tokyo, Japan ("Daiwa").

  Prior to this offering, there has been no public market for the Fund's Common Stock. The Fund has applied to list the Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed 29 days from the date of this Prospectus, the Fund's shares will not be listed on any securities exchange. During such period, the Underwriters do not intend to make a market in the Fund's Shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. The Underwriters have advised the Fund that the public offering price per share will be $12.00,
except that the price will be reduced to $   per share for purchases in single
transactions of       or more Shares, and to $   per share for purchases of 100
or more shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996. The minimum investment is 100 Shares (U.S.$1,200), except that there is no minimum investment for purchases for Individual Retirement Accounts and other retirement plans. See "Underwriting."

  SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM THEIR NET ASSET VALUES AND INITIAL OFFERING PRICES. THE RISKS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL SHARES OF A CLOSED-END INVESTMENT COMPANY SOON AFTER THE COMPLETION OF AN INITIAL PUBLIC OFFERING OF THE COMPANY'S SHARES.

  This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be read and retained for future reference.

THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES  AND
 EXCHANGE  COMMISSION   OR  ANY  STATE  SECURITIES  COMMISSION  NOR   HAS  THE
  SECURITIES  AND  EXCHANGE COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION
   PASSED  UPON   THE  ACCURACY   OR  ADEQUACY   OF  THIS   PROSPECTUS.  ANY
    REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   MAXIMUM           MAXIMUM         PROCEEDS
                              PRICE TO PUBLIC(1) SALES LOAD(1)(2) TO THE FUND(3)
--------------------------------------------------------------------------------
Per Share...................      U.S.$12.00          U.S.$           U.S.$
--------------------------------------------------------------------------------
Total(4)....................   U.S.$40,800,000       U.S.$           U.S.$

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   (Footnotes on following page)

  The Shares are offered by the Underwriters subject to prior sale, when, as and if delivered to and accepted by them and subject to certain other conditions. The Underwriters reserve the right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York, New
York, on or about    , 1996.

                                  -----------

                       DAIWA SECURITIES AMERICA INC.

                                  -----------

                 The date of this Prospectus is    , 1996.

  IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               ----------------

  Unless otherwise specified, references in this Prospectus to "U.S. $" or "$" are to U.S. dollars and references to "yen" or "(Yen)" are to Japanese yen.

  On January 29, 1996, the noon valuation of the Federal Reserve Bank of New York for Japanese yen was $1.00 = (Yen)106.80. Unless otherwise indicated, U.S. dollar equivalent information in Japanese yen for a period is based on the average of the daily exchange rates for the days in the period, and U.S. dollar information for the Japanese yen as of a specified date is based on the exchange rate for such date. No representation is made that the Japanese yen or U.S. dollar amounts in this Prospectus could have been or could be converted into U.S. dollars or Japanese yen, as the case may be, at any particular rate or at all. See "Risk Factors and Special Considerations-- Exchange Rate Fluctuations and Foreign Currency Considerations" for information regarding historical rates of exchange between the Japanese yen and the U.S. dollar.

 (Notes from prior page)

(1) The "Maximum Price to Public" and the "Maximum Sales Load" per share will
    be reduced to U.S.$    and U.S.$   , respectively, for purchases in single
    transactions (as defined herein under "Underwriting") of      or more
    Shares, and to U.S.$   and U.S.$    , respectively, for purchases of 100
    or more shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996. See "Underwriting."

(2) The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See
    "Underwriting."

(3) Before deducting organizational and offering expenses payable by the Fund,
    estimated at U.S.$    , including an aggregate of U.S.$    to be paid to
    the Underwriters in partial reimbursement of their expenses.

(4) The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of 510,000 additional shares of Common Stock, solely to cover over-allotments. If such option is exercised in full, the total Maximum Price
    to Public will be U.S.$   , the Maximum Sales Load will be U.S.$    and
    the Proceeds to the Fund will be U.S.$   . See "Underwriting."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:

  Sales Load (as a percentage of offering price).....      %(a)
                                                       ----
  Dividend Reinvestment and Cash Purchase Plan Fees..  None (b)

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS):
  Management and Advisory Fees.......................      %(c)
  Other Expenses.....................................      %
                                                       ----
TOTAL ANNUAL EXPENSES................................      %
                                                       ====
--------

(a) Reduced to    % for purchases in single transactions of      or more
    Shares and reduced to    % for purchases of 100 or more Shares by the
    beneficial owners of shares of The Japan Equity Fund, Inc. See the cover page of this Prospectus and "Underwriting."

(b) The Fund and the Plan Agent impose no fee for participation in the Plan. However, each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases of Fund shares under the Plan and a $0.75 fee for such purchase.
(c) See "Management of the Fund."

                                 EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  -------------------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment, assuming a 5% annual
 return..........................  $         $          $           $

  The Example set forth above assumes payment by an investor of the sales load shown in the table above, reinvestment of all dividends and distributions at
net asset value and an expense ratio of    %. The tables above and the
assumption in the Example of a 5% annual return are required by Securities and Exchange Commission (the "Commission") regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

  The figures provided under "Other Expenses" are based upon estimated amounts for the Fund's first fiscal year. See "Management of the Fund" for additional information.

                               PROSPECTUS SUMMARY

  The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

The Fund.................       The Fund is a newly incorporated, non-
                                 diversified, closed-end management investment company designed for investors desiring to invest a portion of their assets in (i) equity securities of issuers registered on the Japanese over-the- counter market (the "Japanese OTC market"), (ii) equity securities of issuers having less than 60 million outstanding shares (calculated as described under "The Fund") (the "Small-Sized Equity Securities") listed on the Tokyo Stock Exchange, the Osaka Securities Exchange and the Nagoya Stock Exchange (collectively, the "Main Japanese Exchanges") or (iii) equity securities traded exclusively on regional exchanges in Japan such as the Fukuoka, Hiroshima, Kyoto, Niigata and Sapporo Stock Exchanges (collectively, the "Regional Exchanges"). Such equity securities of issuers registered on the Japanese OTC market and Small-Sized Equity Securities listed on the Main Japanese Exchanges and equity securities traded exclusively on the Regional Exchanges are collectively referred to as "Japanese Equities."

Investment Objective and        The Fund's investment objective is long-term
 Policies................        capital appreciation through investments
                                 primarily in Japanese Equities. At all times, following completion of its initial investment period (which is not expected to exceed six months), except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in Japanese Equities. The
                                 Fund anticipates that following the conclusion of its initial investment period, it will under normal circumstances invest at least 80% of its total assets in Japanese Equities. The
                                 Fund intends to invest at least 50% of its investments in Japanese Equities in equity securities of issuers registered on the Japanese OTC market, with up to 50% of its investments in Japanese Equities invested in Small-Sized Equity Securities listed on the Main Japanese Exchanges or equity securities traded exclusively on the Regional Exchanges.
                                 Because of the small number of equity
                                 securities traded exclusively on the Regional
                                 Exchanges, a substantially greater proportion of assets will be invested in Small Sized
                                 Equity Securities listed on the Main Japanese
                                 Exchanges as compared to equity securities traded exclusively on the Regional Exchanges.
                                 The balance of the Fund's investments will be in yen- and U.S. dollar- denominated debt securities and foreign currency hedging transactions, options and futures contracts.

                                The Investment Adviser believes that Japanese
                                 Equities offer investment opportunities for investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund. The Investment Adviser believes that investments in these markets have potential for long-term capital appreciation because issuers registered on the Japanese OTC market and issuers of Small Sized Equity Securities traded on the Main Japanese Exchanges represent the principal small-capitalization growth companies that do not meet the rigorous entry requirements of the first sections of the major stock exchanges of Japan and offer an opportunity to invest in Japan's emerging growth markets and/or industries. The Regional Exchanges also present an opportunity to invest in growth companies which have a more local base of operations.

Japanese Equity Markets.......
                                The Nikkei Average, a price weighted index of
                                 225 selected stocks listed on the First
                                 Section of the Tokyo Stock Exchange, peaked at 38,915.87 at the end of 1989, plunged 62.8%
                                 from January 1990 to July 1995, then bottomed out and rose 23.7% to 17,913.06 by September 29, 1995 (month-end basis). From its peak in July 1990 to the bottom in November 1992, the Nikkei OTC Average, a price-weighted index for the Japanese OTC market which includes all companies registered on the Japanese OTC market except for The Bank of Japan, fell 73.5% and regained 32.7% by the end of September 1995. From their peaks in July 1990 to their bottoms in June 1995 the comparable percentage changes for the indices relating to the following markets were: -63.8% and 25.2% for the Small-Sized Equity Securities of the First Section of the Tokyo Stock Exchange; - 67.8% and 29.9% for the Second Section of the Tokyo Stock Exchange; -70.2% and +18.0% for the Second Section of the Osaka Securities Exchange; and -66.5% and +13.9% for the Second Section of the Nagoya Stock Exchange.

The Offering..................
                                The Fund is offering 3,400,000 shares of Common
                                 Stock, $.01 par value (the "Shares"), for sale at an offering price of $12.00 per share, except that the price will be reduced to $
                                 per share for purchases in single transactions (as defined herein under "Underwriting") of
                                       or more Shares, and to $    per share
                                 for purchases of 100 or more shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996. The Underwriters have also been granted an option to purchase an aggregate of 510,000 additional shares of the Fund's Common Stock to cover over-allotments. The minimum purchase is 100 Shares (U.S.$1,200), except that there is no minimum investment for purchases for Individual Retirement Accounts and other retirement plans. See "Underwriting."

Listing.......................
                                Prior to this offering, there has been no
                                 public market for the Fund's Shares. The Fund has applied to list the Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed 29 days from the date of this Prospectus, the Fund's shares will not be listed on any securities exchange. During such period, the Underwriters do not intend to make a market in the Fund's shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period.

Investment Manager.......       Daiwa International Capital Management Corp.
                                 (the "Investment Manager"), a wholly-owned subsidiary of Daiwa International Capital Management Co., Ltd. ("DICAM"), will act as the investment manager for the Fund pursuant to an Investment Advisory and Management Agreement (the "Investment Management Agreement") by and among the Fund, the Investment Manager and DICAM. The Investment Manager is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"). See "Management of the Fund."

Investment Adviser.......       Pursuant to an Investment Advisory Agreement
                                 (the "Investment Advisory Agreement") between the Investment Manager and DICAM, DICAM will act as investment adviser (the "Investment Adviser") to the Fund. The Investment Adviser was established in 1973 as an affiliate of Daiwa Securities Co. Ltd. ("Daiwa"), a Japanese securities company. With approximately U.S.$22.4 billion under management as of September 30, 1995, the Investment Adviser is one of the leading investment advisory organizations in Japan. As of September 30, 1995, the DICAM group companies, including the Investment Manager, had approximately 44.4% of their assets under management invested in Japanese debt and equity securities. Neither the Investment Manager, the Investment Adviser nor Daiwa is affiliated with Daiwa Bank. The Investment Adviser is registered as an investment adviser under the Advisers Act. See "Management of the Fund."

Management and Advisory Fees
and Estimated Expenses;
Administration...........
                                The Fund will pay to the Investment Manager a
                                 fee, computed weekly and payable monthly in
                                 U.S. dollars, at the annual rate of % of the Fund's average weekly net assets up to $ million; % of such net assets in excess of $
                                     million up to $    million; and  % of such
                                 net assets in excess of $    million. The
                                 Investment Manager will pay the Investment
                                 Adviser % of the fees the Investment Manager receives from the Fund. These combined fees are higher than that paid by most other U.S. investment companies investing exclusively in the securities of U.S.

                                 issuers, primarily because of the additional time and expense required of the Investment Manager and the Investment Adviser in investing in Japanese Equities. This entails additional time and expense because available public information concerning Japanese Equities is limited in comparison to that available for U.S. companies and companies traded on the First Section of the Tokyo Stock Exchange. In addition, available research concerning Japanese issuers generally is not comparable to available research concerning U.S. companies. See "Management of the Fund."

                                The Fund will be responsible for all of its
                                 operating expenses. The Fund's annual normal
                                 operating expenses, including advisory,
                                 administration and custodial fees, are
                                 estimated to be approximately $   , exclusive
                                 of organizational expenses estimated to be
                                 $    (which are to be amortized over five
                                 years) and the expenses of this offering
                                 estimated to be $    (which will be charged to
                                 capital). See "Estimated Expenses."

                                Daiwa Securities Trust Company ("DST" or the
                                 "Administrator"), will provide administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement") with the Fund. For its services, the Fund will pay to the Administrator an annual administration fee of 0.20% of the average weekly net assets of the Fund, with a minimum annual fee of $150,000. See "Management of the Fund--The Administrator; Administration Agreement."

                                Assuming the Fund has average weekly net assets
                                 of $    million, the total annual fees payable
                                 by the Fund to affiliates of Daiwa Securities
                                 Co. Ltd. would be approximately $   ,
                                 excluding any amounts received by Daiwa
                                 Securities America, Inc. and its affiliates in connection with the sale of Shares offered hereby.

Custodians....................
                                Daiwa Securities Trust Company (the "U.S.
                                 Custodian") will also act as custodian for the Fund's assets held in the United States. The U.S. Custodian will employ subcustodians for the Fund's assets held outside the United States. The U.S. Custodian will receive a fee, calculated weekly and paid monthly in U.S. dollars, at annual rates of 0.10% of the Fund's average weekly net assets representing U.S. assets and 0.05% of the Fund's average weekly net assets representing non-U.S. assets, including, in each case, any assets maintained by the U.S. Custodian with any securities depositary or sub-custodians. The U.S. Custodian has appointed
                                          (the "Japanese Custodian") to act as
                                 sub-custodian for the Fund's assets held in Japan. See "Custodians."

Dividend Distributions and      The Fund intends to distribute to shareholders
 Reinvestment............        at least annually substantially all of its net
                                 investment income and its net realized capital gains, if any. Shareholders will receive dividends in cash, except that shareholders may elect to become participants in the Fund's
                                 Dividend Reinvestment and Cash Purchase Plan
                                 (the "Plan") and thereby have their dividends or other distributions from the Fund automatically reinvested in additional shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee and who wish to participate in the Plan should contact such broker or nominee to confirm that shareholders may participate in the Plan.
                                 Shareholders who have distributions
                                 automatically reinvested may also make
                                 additional payments into the Plan to purchase shares of the Fund on the open market. See
                                 "Dividends and Distributions; Dividend
                                 Reinvestment and Cash Purchase Plan."

                                Investing in Japanese Equities involves certain
Risk Factors and Special         risks and considerations not typically
 Considerations..........        associated with investing in securities of
                                 established U.S. companies, including:

                                 (1) considerations related to the nature of
                                     the markets for Japanese Equities,
                                     including substantially greater price
                                     volatility and lesser liquidity of
                                     portfolio investments resulting from the small and illiquid nature of the markets in which Japanese Equities are traded and the relatively small and developmental nature of the companies in which the Fund may invest;

                                 (2) political and economic considerations
                                     with respect to Japan, including the
                                     possible imposition of, or changes in,
                                     Japanese laws or government regulations
                                     which create potential limitations and
                                     restrictions applicable to investments by the Fund in Japanese Equities;

                                 (3) fluctuations in the rate of exchange
                                     between currencies and costs associated
                                     with currency conversion; and

                                Investing in Japanese Equities involves the
                                 risk that it may be more difficult to obtain and/or enforce a judgment in a Japanese court than in a court in the United States.

                                The Fund may be subject to income or
                                 withholding taxes imposed by the Japanese government or other foreign governments. See "Taxation--Japanese Taxes."

                                In addition, Japanese accounting, auditing,
                                 financial and other reporting standards are, in certain respects, more limited than U.S. standards. See "Risk Factors and Special Considerations."

                                As described under "Listing" above, it is
                                 anticipated that an investment in the Fund will be illiquid for a period of up to 29 days prior to listing of the Fund's shares on the New York Stock Exchange. See "Underwriting. "

                                The Fund may engage in a variety of currency
                                 hedging transactions. These transactions involve certain special risks. See "Risk Factors and Special Considerations," "Investment Objective and Policies" and Appendix A to this Prospectus.

                                The Fund's Articles of Incorporation contain
                                 certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Risk Factors and Special Considerations--Additional Considerations" and "Description of Common Stock--Special Voting Provisions."

                                The Fund is classified as a "non-diversified"
                                 investment company under the U.S. Investment
                                 Company Act of 1940, as amended (the "1940
                                 Act"), which means that the Fund is not
                                 limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Investment Restrictions" and "Taxation--U.S. Federal Income Taxes."

                                Investors should carefully consider their
                                 ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. See "Risk Factors and Special Considerations."

Discount to Net Asset Value...  Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value. The risk of purchasing shares of a closed-end investment company which might trade at a discount from net asset value is more pronounced for investors who purchase shares in the initial public offering and who wish to sell their shares in a relatively short period of time. See "Risk Factors and Special Considerations-- Net Asset Value Discount; Non-diversification."

                                The net asset value per share immediately
                                 following the completion of the offering will
                                 be $   , less the per share offering expenses
                                 of this offering.

                                   THE FUND

  The Fund, incorporated in Maryland on August 3, 1994, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in (i) equity securities of issuers registered on the Japanese over-the-counter market (the "Japanese OTC market"), (ii) equity securities of issuers having less than 60 million outstanding shares (assuming a par value per share of (Yen)50)* (the "Small-Sized Equity Securities") listed on the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (collectively, the "Main Japanese Exchanges") or (iii) equity securities traded exclusively on regional exchanges in Japan such as the Fukuoka, Hiroshima, Kyoto, Niigata, and Sapporo Stock Exchanges (collectively, the "Regional Exchanges"). Such equity securities of issuers registered on the Japanese OTC market and Small-Sized Equity Securities listed on the Main Japanese Exchanges and equity securities traded exclusively on the Regional Exchanges are collectively referred to as "Japanese Equities." For purposes of investment by the Fund, "equity securities" is defined as common stock, preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global, European or other types of Depositary Receipts bearing designations that are developed in the future. No assurance can be given that the Fund's investment objective will be realized.

  At all times, following completion of its Initial Investment Period (as defined below under "Use of Proceeds"), except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in Japanese Equities. The Fund anticipates that following the conclusion of its Initial Investment Period, it will under normal circumstances invest at least 80% of its total assets in Japanese Equities. The Fund intends to invest the balance of its assets not invested in Japanese Equities in yen-denominated or U.S. dollar- denominated debt securities and foreign currency hedging transactions, options and futures contracts. See "Investment Objective and Policies." The Fund is designed for United States and other investors seeking to participate in investments in Japanese Equities and does not represent a complete investment program.

                     INVESTMENT IN JAPANESE EQUITY MARKETS

  The Investment Adviser believes that Japanese Equities offer investment opportunities for investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund. The Investment Adviser believes that investments in these markets have potential for long-term capital appreciation because issuers registered on the Japanese OTC market and issuers of Small-Sized Equity Securities traded on the Main Japanese Exchanges represent the principal small-capitalization growth companies that do not meet the rigorous entry requirements of the first sections of the major stock exchanges of Japan and offer an opportunity to invest in Japan's emerging growth markets and/or industries. The Regional Exchanges also present an opportunity to invest in growth companies which have a more local base of operations.

  There are eight stock exchanges in Japan: Tokyo, Osaka, Nagoya, Fukuoka, Hiroshima, Kyoto, Niigata and Sapporo. The Tokyo Stock Exchange, the Osaka Securities Exchange and the Nagoya Stock Exchange are divided into two Sections--the First and Second Sections. The five Regional Exchanges are not divided.

  The investment universe of the Fund will include all equity securities of issuers registered on the Japanese OTC market and all equity securities of issuers with less than 60 million outstanding shares listed on any of the Main Japanese Exchanges or equity securities traded exclusively on any of the Regional Exchanges.
--------
* For this purpose, the number of outstanding shares will be derived by multiplying the actual number of outstanding shares by the par value of such shares and dividing by (Yen)50. For example, an issuer with 4 million outstanding shares with par value (Yen)5,000 per share shall be deemed to have 400 million outstanding shares and such issuer's shares will not be eligible for investment by the Fund.

  As of September 29, 1995, of the 1250 companies listed on the First Section of the Tokyo Stock Exchange, 357 companies satisfy the criterion of having less than 60 million outstanding shares. Among the 458 companies listed on the Second Section of the Tokyo Stock Exchange, 434 companies satisfy this criterion. As of the same date, 28 of 38 companies exclusively listed on the First Section of the Osaka Securities Exchange and 191 of 195 companies exclusively listed on the Second Section of the Osaka Securities Exchange, meet the criterion. In addition, 11 of 16 companies exclusively listed on the First Section of the Nagoya Stock Exchange and 98 of 99 companies exclusively listed on the Second Section of the Nagoya Stock Exchange are eligible for investment by the Fund.

  The aggregate number of companies in which the Fund may invest was 1,829 (1,193 listed companies and 636 OTC registered companies) as of September 29, 1995.

  The following table provides information relating to the Japanese equity markets and the investment universe of the Fund.

                         FUND'S INVESTMENT UNIVERSE(1)

                          NUMBER OF LISTED/   NUMBER OF COMPANIES       NUMBER OF COMPANIES
                             REGISTERED        EXCLUSIVELY LISTED    WITH LESS THAN 60 MILLION
                            COMPANIES(2)    ON CAPTIONED EXCHANGE(3)    SHARES OUTSTANDING
                          ----------------- ------------------------ -------------------------
1. Listed Companies
  Tokyo Stock Exchange
   1st Section..........        1,250                1,250                       357
   2nd Section..........          458                  458                       434
  Osaka Securities
   Exchange
   1st Section..........          856                   38                        28
   2nd Section..........          360                  195                       191
  Nagoya Stock Exchange
   1st Section..........          434                   16                        11
   2nd Section..........          133                   19                        98
  Kyoto Stock Exchange..          244                    1                         1
  Hiroshima Stock
   Exchange.............          204                   13                        12
  Fukuoka Stock
   Exchange.............          264                   36                        34
  Niigata Stock
   Exchange.............          201                   10                        10
  Sapporo Stock
   Exchange.............          194                   18                        17
                                -----                -----                     -----
   Subtotal.............                             2,134                     1,193
                                                     =====                     =====
2. Registered Companies:
  Over-the-Counter......          636
                                -----
   Subtotal.............          636
                                -----
   Total September 29,
    1995................        5,234
                                =====
3. Investment Universe
  Listed Companies......        1,193
  Registered Companies..          636
                                -----
   Total................        1,829
                                =====

--------
Notes:

(1) As of September 29, 1995.
(2) The number of companies includes those which are listed across the exchanges.

(3) For Tokyo Stock Exchange, the number includes those which are listed across the exchanges.

                                USE OF PROCEEDS

  The aggregate net proceeds of the offering will be approximately $
(approximately $    if the Underwriters' over-allotment option is exercised in full), after deduction of sales load and organizational and offering expenses.

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies and investment restrictions described herein. The Investment Adviser believes that, due to the relative illiquidity of Japanese Equities, it may take up to six months after completion of the offering made hereby (the "Initial Investment Period"), depending on market conditions and the availability of appropriate securities, for the Fund to invest at least 65% of its total assets in Japanese Equities in accordance with its investment objective. See "Risk Factors and Special Considerations." Pending such investment, it is anticipated that the proceeds will be invested in yen-denominated or U.S. dollar-denominated debt securities. See "Investment Objective and Policies."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investing in Japanese Equities involves certain risks and considerations not typically associated with investing in securities of established U.S. companies, including (1) considerations related to the nature of the markets for Japanese Equities, including substantially greater price volatility and lesser liquidity of portfolio investments resulting from the small and illiquid nature of the Japanese Equities markets and the relatively small and developmental nature of the companies in which the Fund may invest; (2) political and economic considerations with respect to Japan, including the possible imposition of, or changes in, Japanese laws or government regulations which create potential limitations and restrictions on investments by the Fund in Japanese Equities; and (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion. In addition, Japanese accounting, auditing, financial and other reporting standards are, in certain respects, more limited than U.S. standards. In addition, investing in Japanese Equities involves the risk that it may be more difficult to obtain and/or enforce a judgment in a Japanese court than in a court in the United States. Also, the Fund may be subject to income or withholding taxes imposed by the Japanese government or other foreign governments. See "Taxation-- Japanese Taxes."

INVESTMENTS IN JAPANESE EQUITIES

  The markets for Japanese Equities are small and illiquid in comparison with the U.S. securities markets and the First Section of the Tokyo Stock Exchange. Japanese equity securities, including securities traded on the Japanese OTC market, Main Japanese Exchanges and Regional Exchanges have generally exhibited a high price to earnings ratio relative to securities traded in the U.S. securities markets. See "Markets for Japanese Equity Securities."

  From the end of 1987 to the end of 1989, Japanese equity securities surged across all markets. Although the First Section of the Tokyo Stock Exchange, which is the major Japanese equity market, hit a historical high at the end of 1989, it fell during the next two and a half years, while the small equity markets, i.e., the Japanese OTC market, the small-sized securities subsection of the First Section of the Tokyo Stock Exchange (as measured by the small companies sub-index of the TOPIX (defined below) (the "TOPIX Small-Sized Index") and the Second Sections of the other Main Japanese Exchanges, continued to rise and to break their historical price records through July 1990. From the end of 1987 to the end of 1989 (on a month-end basis), the First Section of the Tokyo Stock Exchange (as measured by the Tokyo Stock Exchange First Section Price Index (the "TOPIX"), a capitalization weighted index of all stocks listed on the First Section of the Tokyo Stock Exchange) increased 67.0%, the Japanese OTC market (as measured by the Nikkei OTC Average, a price weighted index for the Japanese OTC market which includes all companies registered on the Japanese OTC market except for The Bank of Japan) increased 254.0%, and the Tokyo Stock Exchange Second Section Stock Price Index (the "TSE Second Section Index"), a capitalization weighted index of all stocks listed on the Second Section of the Tokyo Stock Exchange, the TOPIX Small-Sized Index, and the stock price indices for the Second Sections of the Osaka Securities Exchange and the Nagoya Stock Exchange (the "OSE Second Section Index" and the "NSE Second Section Index," respectively), increased 82.7%, 128.1%, and 136.9%, respectively.

  During the period from July 1990 to July 1995, the stock price indices mentioned above decreased sharply in the range of 61.8% to 73.5% from their historical peaks to their lowest points. The TOPIX decreased 61.8% and the Nikkei OTC Average decreased 73.5%. The TSE Second Section Index decreased 67.8%, while the TOPIX Small-Sized Index, the OSE Second Section Index and the NSE Second Section Index decreased 63.8%, 70.2% and 66.5%, respectively.

  From their lowest points after 1990 to September 29, 1995, the Japanese equity markets recovered modestly. The TOPIX increased 30.4% and the Nikkei OTC Average increased 32.7%. The TSE Second Section Index increased 29.9%, while the TOPIX Small-Sized Index, the OSE Second Section Index and the NSE Second Section Index increased 30.4%, 18.0% and 13.9%, respectively.

  These comparisons illustrate the relatively high volatility of the various markets and not necessarily a correlation of trends and turning points on respective indices. There can be no assurance that market corrections will not occur again.

  The combination of price volatility and the limited liquidity of Japanese Equities may have an adverse effect on the investment performance of the Fund. In periods of rapid price increases, the limited liquidity of Japanese Equities may restrict the Fund's ability to adjust its portfolio quickly in order to take full advantage of significant market increases and, conversely, during periods of rapid price declines, such limited liquidity may restrict the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. Accordingly, in periods of rising market prices, notwithstanding an increase in the Fund's net asset value, the Fund may be unable to participate fully in such price increases as it is unable to acquire its desired portfolio positions quickly; conversely, the Fund's inability to dispose fully and promptly of positions in declining markets may cause the net asset value to decline as the value of the unsold positions decreases due to lower market prices. This limited liquidity may also cause the Fund to invest on a long-term basis as opposed to buying issues on a short-term basis and liquidating positions in a short time frame.

  The Fund's portfolio investments will be in companies in an earlier developmental stage, will be less liquid and will exhibit greater price volatility than investments in companies whose securities are traded on more established markets such as the New York Stock Exchange and in more established companies listed on the Tokyo Stock Exchange. Investments in smaller, less seasoned companies may present greater potential for capital appreciation. Investors should be aware, however, that these investments also involve greater risks than are customarily associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic price movements than those of larger, more established companies. In addition, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. While the capitalization of these smaller companies may vary substantially, under the Japanese Commercial Code (Law No. 48, March 9, 1899), as amended, Japanese corporations are required to have a minimum capitalization of only
(Yen)10 million (approximately $93,000). These companies in which the Fund intends to invest have, however, satisfied the registration or listing requirements of the markets in which their shares are traded. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

POLITICAL AND ECONOMIC FACTORS

 Political Factors

  Japan has a parliamentary form of government. Legislative power is vested in the Diet which consists of the House of Representatives (the "Lower House") and the House of Councilors (the "Upper House"). Members of the Lower House are elected for terms of four years unless the Lower House is dissolved prior to the expiration of their full, elected terms. On the other hand, members of the Upper House have a six-year term and elections are held every three years for half of the 252 total members. The major political parties represented in the Diet are the Liberal Democratic Party (the "LDP"), currently the largest party; the New Frontier Party (newly formed in December 1994 with the combination of nine parties including Shinseito, Komeito, the Japan New Party and the Democratic Socialist Party); the Social Democratic Party of Japan (the "SDP"), formerly the Japan Socialist Party; Sakigake; and the Japan Communist Party. The distribution of the Diet membership by party as of January 26, 1996 is as follows:

              The Lower House (511 seats
               currently):

            POLITICAL PARTY                         SEATS
            ---------------                         -----
            LDP....................................  207
            The New Frontier Party.................  170
            SDP....................................   63
            Sakigake...............................   23
            The Japan Communist Party..............   15
            Others.................................   33
              The Upper House (252 seats):
            POLITICAL PARTY                         SEATS
            ---------------                         -----
            LDP....................................  111
            The New Frontier Party.................   68
            SDP....................................   36
            The Japan Communist Party..............   14
            Sakigake...............................    3
            Others.................................   20

  Triggered by successive revelations of political scandals, one-party rule by the LDP since 1955 was terminated on July 18, 1993 after 38 years. The government is a coalition of the LDP, the SDP and Sakigake, led by Ryutaro Hashimoto of the LDP. The conservative LDP lost the majority in the Lower House election held in July 1993 due to the departure of reformists who founded their own parties, such as Shinseito, the Japan New Party and Sakigake. After that, major anti-LDP parties formed the coalition government led by Morihiro Hosokawa of the Japan New Party. However, Prime Minister Hosokawa resigned in April 1994 and was replaced by Tsutomu Hata of Shinseito. The Hata coalition government was also short-lived as the political situation became unstable in light of expected reform of the general election system. In June 1994, the SDP departed from the coalition with Shinseito, and has since joined with the LDP, its long-time rival.

  The latest national election was the Upper House election held on July 23, 1995. In that election, the parties forming the coalition government, that is, the LDP, the SDP and Sakigake, decreased their seats as a total, while the New Frontier Party made advances. Out of 50 seats determined proportionally by votes obtained by each party, the New Frontier Party won 18 seats compared to 15 seats by the LDP, although the New Frontier Party obtained fewer votes than the LDP in the remaining 76 seats allotted to electoral districts.

  Currently, although the political outlook is unclear, some major movements have begun to emerge. For instance, the next Lower House election, expected to be held at year end or after the fiscal 1996 budget is settled in the coming spring, will be held under a new voting system that divides Japan into 300 single-seat districts which is expected to favor larger parties. Therefore, the three major parties, the LDP, the New Frontier Party and the reformed SDP, are expected to be the main forces in the next Lower House election.

In the next general election, if the LDP party does not receive a majority of the votes, a coalition formation would become necessary and the Manager and the Investment Adviser believe that a jockeying in the current coalition formation would occur among the existing parties. As a result, while the Manager and the Investment Adviser believe a restructuring of the current coalitions would be more stable than the current coalition, there is uncertainty as to the future of Japan's political outlook and, therefore, its overall effects on the economy and the market.

 Economic Factors

  The Japanese economy experienced its worst recession since World War II in the 1990s. The average annual real GDP growth rate during the period from 1992 through 1994 was 0.5%, compared to 3.2% in the United States. While the Economic Planning Agency (the "EPA") claims the recession ended in October 1993, the economy has been largely stagnant since then. In reaction to the unprecedented expansion of business, fixed investment and double-digit growth rates for three consecutive years up to fiscal year 1990, the economy entered into a capital stock adjustment phase in fiscal year 1992. In addition, asset deflation, both financial and in real estate, has exerted a continuous drag on the economy since the recession at the turn of this decade. Asset deflation has damaged balance sheets and confidence in all sectors, including collateral values and, thus, new credit creation. The debt carried over from the 1980s, as in most major industrialized nations, left both corporations and individuals preferring to pay down debt rather than invest or spend. This retrenchment in the business sector has also carried over into the labor market, household incomes and consumer spending.

  Inexpensive imported goods are penetrating the home market and intensifying competition for domestic industries from offshore manufacturers. The ongoing decline of output prices has more than offset strong yen-related drops in input prices. The year-on-year GDP deflator has been negative for four straight quarters, accelerating to negative 1.2% in the second quarter of 1995. In a normal economic cycle, the onset of a recession means a waning demand and a corresponding drop in prices. Lower prices raise real income, and the resulting stronger purchasing power in turn stimulates replacement demand. As this fresh demand causes the economy to expand again, the supply-demand gap begins to close, and prices begin rising. However, the current economic condition in Japan is viewed differently from such normal cases. Falling prices should help bring domestic prices more in line with those of other countries and should force Japanese manufacturers and the inefficient distribution system to streamline themselves. Such falling prices are regarded as just one important factor that Japan needs in the long run for restructuring. There is a fear, however, that real income may fall even faster than prices. Cheaper goods may cut further into corporate earnings, forcing falling wages and layoffs, hurting the buying power of consumers and thereby causing a deflationary spiral.

  On September 20, 1995, the Murayama government unveiled a (Yen)14.2 trillion (US$142 billion) stimulus plan, following the Bank of Japan's discount rate cut, the ninth this cycle, by half a percentage point to another record low of 0.5% on September 8, 1995. This package is the seventh and most dramatic attempt since 1992 to boost growth in Japan through large fiscal measures. The plan calls for direct government spending on public works of (Yen)4.7 trillion and includes measures to support weak land prices and to revitalize Japan's stagnating financial markets. The package, however, includes the same combination of public spending, subsidies and weak deregulation measures included in earlier stimulus packages which did not succeed in fueling strong economic growth. In order to make a successful recovery, at the least, Japan's economy will need to go through substantial restructuring during the next few years, abolishing various counter-productive regulations and obsolete practices.

  Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risks, thus obstructing the flow of funds into capital outlays as well as equities. Japan's financial institutions are estimated by the government to have at least (Yen)40 trillion (US$400 billion) in outstanding loans, including uncollectible loans estimated at
(Yen)10-15 trillion. While the banking system appears to be making some progress in its attempt to deal with non-performing assets, the overall problems in the banking system could make economic recovery more difficult to achieve and may lead to a crisis in the banking system itself. The Manager and the Investment Adviser believe that, due to the factors addressed above, Japan's full economic recovery may take longer than they originally expected.

 Japanese Government Regulation

  In general, the acquisition of shares of a Japanese company listed on any stock exchange in Japan or registered on the Japanese OTC market from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) requires prior notification to the Japanese Ministry of Finance (the "MOF") of the proposed transaction. If the acquisition is made from or through a securities company designated by the MOF (as will generally be the case with the Fund), such prior notification is not required, subject to the quantity restrictions referred to below. The Foreign Exchange and Foreign Trade Control Law of Japan (Law No. 228, December 1, 1949), as amended, and cabinet orders and ministerial ordinances thereunder currently in effect (the "Foreign Exchange Controls"), give the MOF the power, in certain limited and exceptional circumstances, to require prior approval for any such acquisition.

  If a foreign investor intends to acquire shares of a Japanese corporation and as a result of such acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, such foreign investor must give prior notification to the MOF and any other ministry with proper jurisdiction. Such ministries may make a recommendation to modify or prohibit the proposed acquisition if they consider that such acquisition falls under certain limited conditions specified in the Foreign Exchange Controls. If the foreign investor does not accept the recommendation, such ministries may issue an order modifying or prohibiting the acquisition. The Fund will be considered a foreign investor for this purpose.

  The acquisition of shares by non-resident shareholders by way of dividends paid in shares or stock splits, as well as the acquisition of shares of a Japanese company that are listed on a Japanese stock exchange or registered on the Japanese OTC market by non-residents upon exercise of warrants or conversion of convertible bonds issued outside Japan, are not subject to any of the foregoing prior notification requirements. Under the Foreign Exchange Controls, dividends paid on shares held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and repatriated abroad. The Fund will be considered a non-resident of Japan for this purpose.

  There can be no assurance that under the Foreign Exchange Controls the MOF will not require prior approval for an acquisition by the Fund of shares registered on the Japanese OTC market, or of shares listed on the Main Japanese Exchanges or traded exclusively on the Regional Exchanges or that the MOF or any other ministries will not recommend to modify or prohibit the direct or indirect acquisition by the Fund of greater than 10% of the shares of a Japanese corporation.

EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS

  Under normal circumstances, following completion of the Fund's Initial Investment Period, at least 80% of the Fund's assets will be invested in Japanese Equities. In addition, a substantial amount of the remainder of the Fund's investments may be in yen-denominated debt securities. Substantially all income received by the Fund will be in yen. However, the Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund will compute its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between recognition of income and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions. Such liquidations, if required, may adversely affect the Fund. Certain provisions of the U.S. Federal income tax laws may impede the Fund's ability to liquidate securities held less than three months. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is required to distribute 90% of its investment company taxable income to its shareholders each year, as described under "Taxation--United States Taxes," in order to maintain its qualification as a regulated investment company for U.S. tax purposes. The Fund is permitted to borrow money to pay dividends required to be distributed in order to maintain its tax qualification status. See "Investment Objective and Policies."

  If the Fund is unable to obtain funds necessary to meet its U.S. distribution requirements of distributing 90% of its investment company taxable income to its shareholders each year, the Fund will not qualify for the dividends-paid deduction available to regulated investment companies under U.S. law and will be subject to a corporate-level tax on its income for such year. See "Taxation--United States Taxes."

  The following table sets forth certain information as to yen per U.S. dollar exchange rates for the years 1984 through 1994 and for the period from January 1, 1995 through September 29, 1995.

                                                          (Yen) PER U.S.$1.00
                                                       -------------------------
                                                       HIGH(1) LOW(1) AVERAGE(2)
                                                       ------- ------ ----------
   1984............................................... 220.00  251.70   237.52
   1985............................................... 199.80  263.65   238.54
   1986............................................... 152.55  203.30   168.52
   1987............................................... 121.85  159.20   144.64
   1988............................................... 120.45  136.80   128.15
   1989............................................... 123.80  151.35   138.12
   1990............................................... 124.05  160.35  144 .88
   1991............................................... 125.10  142.00   134.50
   1992............................................... 118.60  134.95   126.62
   1993............................................... 100.40  125.95   111.18
   1994...............................................  96.35  113.60   102.23
   1995(3)............................................  79.75  104.70    91.55

--------

Notes:

(1) High and low rates include intraday transactions.

(2) Average rates indicate average of the most actively traded rates for a given day.

(3) Through September 29, 1995.

Source: Interbank rates in Tokyo as reported by The Bank of Japan.

NET ASSET VALUE DISCOUNT; NON-DIVERSIFICATION

  The Fund is a newly organized company with no prior operating history. Prior to this offering, there has been no public market for the Fund's shares. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value. The risk of purchasing shares of a closed-end investment company which might trade at a discount from net asset value is more pronounced for investors who purchase shares in the initial public offering and who wish to sell their shares in a relatively short period of time.

  The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation-- U.S. Federal Income Taxes" and "Investment Restrictions."

LISTING

  Prior to this offering, there has been no public market for the Shares. The Fund has applied to list the Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed 29 days from the date of this Prospectus, the Fund's Shares will not be listed on any securities exchange. Additionally, during such period, the Underwriters do not intend to make a market in the Fund's Shares, although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period.

ADDITIONAL CONSIDERATIONS

  Certain considerations concerning the Fund's hedging transactions are discussed below under "Investment Objective and Policies--Foreign Currency Hedging Transactions, Options and Futures Contracts" and in Appendix A.

  The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Description of Common Stock--Special Voting Provisions."

  Certain considerations concerning the Fund's ability to enter into repurchase agreements and purchase securities on a when-issued or delayed delivery basis are discussed below under "Investment Objective and Policies-- Temporary Investments."

  Investment in shares of Common Stock of the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in Japanese Equities. The Fund's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

  The Fund intends to invest at least 50% of its investments in Japanese Equities in equity securities of issuers registered on the Japanese OTC market, with up to 50% of its investments in Japanese Equities invested in Small-Sized Equity Securities listed on the Main Japanese Exchanges or equity securities traded exclusively on the Regional Exchanges. At all times following completion of its Initial Investment Period, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in Japanese Equities. Under normal circumstances, the Fund anticipates that it will invest at least 80% of its total assets in Japanese Equities. For purposes of the foregoing percentages, equity securities which, when purchased by the Fund, were Japanese Equities will continue to be treated as Japanese Equities as long as they are held by the Fund even if such securities cease to be traded on the Japanese OTC market, cease to qualify as Small- Sized Equity Securities or cease to qualify as equity securities traded exclusively on the Regional Exchanges. As dividends paid on Japanese Equities are generally small, dividend income will usually not be an important consideration of the Investment Adviser in selecting portfolio securities.

  Equity securities, for purposes of investment by the Fund, are defined as common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, Global, European or other types of Depositary Receipts bearing designations that are developed in the future. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries made to the companies. See "Risk Factors and Special Considerations" for a discussion of the nature of information publicly available for non-U.S. companies.

  The Investment Adviser believes that the Japanese OTC market, the Main Japanese Exchanges and the Regional Exchanges offer investment opportunities for investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund. The Investment Adviser believes that investments in these markets have potential for long-term capital appreciation because these are the principal markets for small-sized growth companies, which have: (1) promising long-term growth prospects, (2) the ability to respond more quickly to economic and industrial structural changes, (3) involvement in new business fields with innovative products (which big companies have not dealt with as a mainstay), have know- how and high market share in niche industries, and are thus positioned to generate high long-term corporate profit growth.

  Under current market conditions, the Investment Adviser believes that a substantial number of companies will be registering their shares for sale on either the Japanese OTC market or one of the Main Japanese Exchanges. The Fund believes that it will be able to take advantage of these new investment opportunities. In addition, the Japanese government is encouraging, and land prices and labor conditions in metropolitan areas are inducing, certain industries to relocate to, and corporations to invest in, large cities in regions other than the Nagoya, Osaka and Tokyo Metropolitan areas. If and when this expansion occurs, the Investment Adviser believes that some of the new companies in these regions will first offer their shares on the Japanese OTC market, the Main Japanese Exchanges or the Regional Exchanges. The Investment Adviser believes that companies registered on the Japanese OTC market, as well as those Small-Sized Equity Securities listed on the Main Japanese Exchanges and equity securities traded exclusively on the Regional Exchanges, are generally in a more developmental stage than are those companies listed on the first sections of Japan's major exchanges and may offer exposure to markets or industries in which such major exchange-listed companies are less involved. Investments in smaller companies may present greater potential for long- term capital appreciation; however, they also involve greater risks than are usually associated with more established companies.

  The Fund intends to invest the balance of its assets not invested in Japanese Equities in yen-denominated or U.S. dollar-denominated debt securities and hedging transactions described below. These debt securities consist of investment-grade debt securities of U.S. and Japanese issuers, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short-term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers' acceptances of U.S. or Japanese banks). In the case of U.S. dollar-denominated debt securities of U.S. corporate, government or agency issuers, such securities will be rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization in the United States. In the case of Japanese yen-denominated debt securities of Japanese companies issued publicly in the domestic market or in an overseas market, certain stringent issuance criteria are imposed upon the issuers. The issuer's net worth, ratio of shareholders' equity to total capitalization, interest coverage ratio and ratings, as well as other factors are taken into consideration, depending upon the type of debt securities being issued. The Investment Adviser believes that yen-denominated debt securities in which the Fund will invest will be of comparable quality to U.S. investment-grade debt securities. The debt securities that the Fund may invest in may include debt securities rated in the lowest investment-grade category. Such securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by issuers to make principal and interest payments than is the case with higher grade debt securities. The Fund has a policy to dispose of debt securities whose ratings drop below investment grade.

OTHER INVESTMENT POLICIES

  The Fund may invest indirectly in securities of Japanese issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts bearing designations that are developed in the future ("DRs," together with ADRs, GDRs and EDRs hereinafter collectively referred to as "Depositary Receipts"). The Fund will notify its stockholders prior to any investment in DRs. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs, EDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

  The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%, although, in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund. However, the U.S. federal tax requirement that the Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities in the short term. See "Taxation--U.S. Federal Income Taxes."

TEMPORARY INVESTMENTS

  During periods in which the Investment Adviser believes changes in economic, financial, market or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (not greater than twelve months to maturity) and medium-term (not greater than seven years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the United States or the Japanese government, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or Japanese banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and Japanese corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Investment Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal.

  Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

  The Fund expects to be fully invested in accordance with its investment objective and policies within six months from the date of completion of the offering made hereby. Pending such investment, the Fund's assets may be invested entirely in the short-term and medium-term investments described above.

LENDING OF PORTFOLIO SECURITIES

  The Fund may from time to time lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade by Standard & Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including any accrued interest or dividend receivable. Any cash collateral received by the Fund will be invested in short-term, high quality debt securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

FOREIGN CURRENCY HEDGING TRANSACTIONS, OPTIONS AND FUTURES CONTRACTS

  In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and may purchase and write (sell) put and call options on foreign currency and on foreign currency futures contracts. The Fund may also seek to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

  The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon.

  Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool," as defined under such regulations, as a result of entering into the transactions in futures contracts and related options described above, provided, among other things, that: (i) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations or (ii) with respect to any Fund transactions in futures contracts or related options which are not entered into for bona fide hedging purposes, the aggregate initial margin and premiums does not exceed 5% of its total assets (after taking into account any unrealized profits and losses).

  There currently are limited, if any, options and futures markets for Japanese yen or Japanese securities and indexes and the nature of the strategies adopted by the Investment Adviser and the extent to which those strategies are used will depend on the development of those markets. The Fund will only engage in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the CFTC. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring the availability of adequate funds to meet the obligations arising from such activities.

  For a description of each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix A to this Prospectus.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and Policies"). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

  As a matter of fundamental policy:

    1. The Fund will not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

    2. The Fund may not make any investment for the purpose of exercising control or management.

    3. The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures and option contracts on stock indices, interest rates and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

    4. The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies,
  (ii) enter into repurchase agreements to the extent permitted under applicable law and (iii) lend portfolio securities.

    5. The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

    6. The Fund may not issue senior securities or borrow money except in an amount not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed).

  As a matter of operating policy, which may be changed by the Fund's Board of Directors without shareholder vote:

    1. The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

    2. The Fund will not make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

    3. The Fund will not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its shares (see "Description of Common Stock--Repurchase of Shares and Conversion to Open-End Investment Company"), or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code. Any such borrowing will be in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed), and the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its total assets. The Fund may pledge its total assets to secure borrowings.

  Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's shareholders, if the Directors determine such action is warranted. The Fund will notify its shareholders of any change in any of the operating policies set forth above. Such notice will also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

  Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory, sub-advisory and administrative fees with respect to assets so invested. See also "Taxation--U.S. Federal Income Taxes--Passive Foreign Investment Companies."

  As a result of legal restrictions or market practices, or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain Japanese issuers. Additionally, under the 1940 Act, unless exemptive relief is obtained, the Fund may not purchase any security of which the Investment Manager, the Investment Adviser or any of their affiliates is a principal underwriter during the public offering of such security.

  In addition to the foregoing restrictions, the Fund may be subject to investment limitations and other restrictions imposed by Japanese authorities.

                    MARKETS FOR JAPANESE EQUITY SECURITIES

OVERVIEW OF JAPANESE SECURITIES MARKETS

  The stock trading markets in Japan are divided into the exchange market and the Japanese OTC market. The exchange market, which includes the First and Second Sections of the Main Japanese Exchanges and the Regional Exchanges, is highly systemized. Its chief characteristics are as follows: prices are consecutively determined every day on which sessions are held; trading is limited to members who are required to possess certain qualifications; trading is limited to listed stocks which have met certain basic standards; in connection with the trading of listed stocks, a centralized market has been adopted such that buy and sell orders may converge on the market and trading contracts are concluded based upon the principles of competitive bidding; in order to simplify the settling of accounts, a system of clearing accounts has been adopted; and to assure fairness in trading, each exchange reserves the right to supervise trading by enacting appropriate regulations governing stock trading and to provide punishment for any violations thereof.

  The Japanese OTC market is less systematized than the exchange market. Its characteristics include the following: although no single centralized marketplace similar to an exchange exists, recently more than 99% of the trades have been conducted through a central processing agent responsible for matching buy and sell orders received from securities companies on behalf of investors; prices are determined through the matching of buy and sell orders; and trades of certain stocks may not be effected on days when the matching of buy and sell orders for such stocks does not occur.

  There are eight stock exchanges in Japan: the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Nagoya Stock Exchange (the "NSE"), the Niigata Stock Exchange, the Osaka Securities Exchange (the "OSE"), the Tokyo Stock Exchange (the "TSE") and the Sapporo Stock Exchange. The largest and most prestigious of the exchanges is the Tokyo Stock Exchange, which in September 1995 accounted for 71.9% of the value of transactions on all Japanese stock exchanges. Consequently, the Tokyo Stock Exchange is widely regarded as the central marketplace for all of Japan.

  The Main Japanese Exchanges divide listed companies into First and Second Sections. The First Section is for established companies (in existence for five years or more) that meet the stringent listing criteria for such Section. These listing criteria relate to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. As discussed in more detail below, the Second Section is for smaller companies and newly listed issuers.

  The following table provides information relating to the relative size of the securities markets in Japan as of September 29, 1995:

                                         TOKYO
                                    STOCK EXCHANGE
                                      1ST SECTION                       OSAKA      NAGOYA
                          JAPANESE -----------------     TOKYO STOCK SECURITIES     STOCK
                            OTC              (SMALL-      EXCHANGE    EXCHANGE    EXCHANGE     REGIONAL
                           MARKET  1ST TOTAL SIZED)      2ND SECTION 2ND SECTION 2ND SECTION EXCHANGES(1)
                          -------- --------- -------     ----------- ----------- ----------- ------------
No. of Listed/Registered
 Cos.(2)................      636     1,250     357            458        360         133          78
Market Capitalization(3)
  ((Yen) trillion)......     13.5     318.8   (11.3)          13.8        7.2         2.6         1.7
  (U.S.$ billion).......    137.8   3,247.6  (115.3)         140.9       73.1        26.1        17.2
Average Monthly Trading
 Value(4)
  ((Yen) billion).......    454.0   6,232.4    (N/A)(5)      381.3       93.9        22.5         4.0
  (U.S.$ million).......  4,624.4  63,482.3    (N/A)(5)    3,883.5      956.6       228.8        40.7

--------

Notes:

(1)Figures include only those companies whose securities are traded exclusively on one of the Regional Exchanges.

(2,3,4)Includes all companies on each exchange except the Regional Exchanges.

(5) Average monthly trading value for the nine months ended September 29, 1995.

(6)N/A: not available.

HISTORICAL BACKGROUND AND DEVELOPMENT OF THE JAPANESE OTC MARKET

  The Japanese OTC market is one of the smaller securities markets in Japan. However, the Japanese OTC market has recently experienced sustained growth in market capitalization and trading value. At December 31, 1990, the Japanese OTC market comprised 342 registered companies with an aggregate market capitalization of approximately $89.6 billion ((Yen)11.8 trillion). At September 29, 1995, the Japanese OTC market comprised 636 registered companies with an aggregate market capitalization of approximately $137.8 billion ((Yen)13.5 trillion). The average monthly trading value for 1990, as reported by the Japan Securities Dealers Association (the "JSDA"), was approximately $3.8 billion ((Yen)503 billion) and, for the nine months ended September 29, 1995, was approximately $4.6 billion ((Yen)454 billion). The Japanese OTC market is supervised by the JSDA, a regulatory body comprised of registered securities brokers in Japan. In the opinion of the Investment Adviser, the continued growth of the Japanese OTC market is dependent upon the ability of that market to attract investors and to register new or developing businesses that ultimately prove to be successful.

  Although there have been companies traded over the counter in Japan since the late 1940s, the official Japanese OTC market was not established until 1963 when market regulations were first introduced. At that time, the JSDA became the supervisory authority responsible for overseeing the activities of the new market. At the conclusion of 1963, 129 companies were registered with the JSDA for trading on the Japanese OTC market. However, the Japanese OTC market subsequently contracted so that at the conclusion of 1976 only 85 companies were registered for trading. In an effort to alter this trend, the JSDA and certain Japanese securities companies established Nihon Tento Shoken K.K. ("NTS") to coordinate the trading of over-the-counter shares. NTS is owned equally by 187 securities firms that are members of the JSDA, including Daiwa. The operations of NTS are supervised by the MOF, with the assistance of the JSDA. The role of NTS is to act as matching agent between securities companies wishing to trade in OTC shares. This role has grown to the extent that by the end of 1994, over 99% of all Japanese OTC market trading was handled through NTS. From 1977 through 1988, the number of registered companies increased from 85 to 196, and, from 1989 to September 1995, the Japanese OTC market grew significantly from 263 companies to 636 companies.

  The JSDA has played an active role in the development of the Japanese OTC market. Since 1984, the JSDA has introduced structural changes in an effort to enhance the effectiveness of the Japanese OTC market and its ability to attract investors and issuers. The aims of these changes include the facilitation of trading communications through the introduction of electronic equipment, the imposition of requirements applicable to securities firms that act as dealers in the Japanese OTC market and the elimination of restrictions on additional public offerings by Japanese OTC market companies and changes in the public offering process. In December 1992, the JSDA revised the pricing mechanism utilized in connection with initial public offerings of issues registering on the Japanese OTC market. The JSDA has continued to encourage investor interest in the Japanese OTC market and the development of a larger, more liquid market. On October 28, 1991, the JSDA introduced a real time, screen-based dealing system to cover the market; any securities dealer registered with the JSDA is able to access the OTC market through Japan Securities Dealers Association Quotation system ("JASDAQ"). JASDAQ comprises NTS's real time trading execution system and JSDA's real time information transfer system. JASDAQ provides widespread instant access to different stock quotations for OTC market companies. Real time stock price quotations are available to securities firms through JASDAQ and licensed securities firms are able to execute purchase and sale transactions through the system.

  An important factor in the development of the Japanese OTC market is the role of the MOF, which has adopted a policy of seeking to provide a wider range of small companies with access to development capital. Since 1983, the MOF (acting indirectly through specially appointed committees) and the JSDA have relaxed the entry requirements for registration on the Japanese OTC market.

  A company wishing to have its shares traded in the Japanese OTC market is required to have a minimum of 2 million shares outstanding, minimum pre-tax profits of (Yen)10 ($0.10) per share and net assets of (Yen)200 million ($2.04 million). In 1995, JSDA created new registration standards for research and development-oriented companies with significantly less restrictive requirements ("Frontier Market"). Those companies are exempted from both minimum outstanding shares and pre-tax profits requirements.

  There was a 12% increase in the number of registered companies on the Japanese OTC market during the nine months ended September 29, 1995. Whether the funds available in Japan for investment will be channeled in the future to such companies through the Japanese OTC market will depend on whether those funds, and investors generally, are attracted to the Japanese OTC market as a means of obtaining appropriate investment returns.

HISTORICAL BACKGROUND AND DEVELOPMENT OF THE FIRST AND SECOND SECTIONS

  Among the eight stock exchanges in Japan, the three stock exchanges in Nagoya, Osaka and Tokyo are each divided into First and Second Sections. The First and Second Section markets are not markets independent of each other, and an authorized change in listing from the First to the Second Section or vice versa is reviewed each year. If a Second Section listed company satisfies certain requirements, its designation will be changed to a First Section listed company. On the other hand, if a First Section listed company fails to satisfy certain requirements, it will be redesignated as a Second Section listed company or delisted entirely. The Tokyo Stock Exchange requires that for issues of a company to be listed on its First Section, a company must have at least 20 million listed shares and an average monthly trading volume of 200,000 shares or more. In 1994, there were four companies whose listings were changed from the Second to the First Section of the Tokyo Stock Exchange. Any newly listed shares of a company will generally be traded on the Second Section of the relevant stock exchange. In 1994, there were no companies whose shares were relisted from the Tokyo Stock Exchange's Second Section to the First Section one year after the initial listing. It is necessary for a company making an application for a new listing to satisfy the listing requirements prescribed by the stock exchange to which such application is made. When a company applies for listing on the Second Section of the Tokyo Stock Exchange, it must demonstrate that it has at least 4 million shares outstanding, that at least 30% of its total number of listed shares are available for trading on that Section and that it has 800 or more shareholders.

  Beginning in 1996, all the major exchanges in Japan will lower their listing requirements. Under the new requirements, among other things, a company engaging in a new type of business needs at least 2 million shares outstanding, minimum pre-tax profits of (Yen)10 ($0.10) per share and 300 shareholders to obtain a listing. However, it is not clear whether such developments will successfully attract issuers.

  The Second Sections of the Main Japanese Exchanges were established in 1961, with listing requirements that were significantly less stringent than those of their respective First Sections. As a result, the number of newly listed companies increased sharply in 1961. As among the Second Sections, the listing requirements of the Osaka Securities Exchange and the Nagoya Stock Exchanges are less rigorous than those of the Tokyo Stock Exchange.

  The number of Second Section companies has been relatively constant because, as frequently as companies seek new listings, established companies are relisted on the First Section. The relisting of many Second Section companies on the First Section reflects the potential of Second Section companies for growth. The trading volume and the aggregate market value of listed shares on the Second Sections continued to increase each year through 1990, except for the Second Section of the Nagoya Stock Exchange. In 1991, however, the Second Sections of the Tokyo Stock Exchange and Osaka Securities Exchange experienced a decline in monthly trading values. After reaching a low point in 1992, all Second Sections recovered their monthly trading value by September 1995. The market capitalization of each Second Section peaked at the end of 1989, on a year-end basis. After bottoming out in 1992, the market capitalization of each Second Section recovered by September 1995. The small-sized stocks of the First Section of the Tokyo Stock Exchange experienced a similar trend. See "-- Market Growth of the Japanese OTC Market and the Second Sections."

DIFFERENCES BETWEEN FIRST AND SECOND SECTIONS

  The average price to earnings ratio for all companies listed on the Tokyo Stock Exchange's First Section was 79.3 times at September 29, 1995, while the average price to earnings ratio at that date for Second Section listed companies was 69.7 times on the Tokyo Stock Exchange, 72.9 times on the Osaka Securities Exchange, 32.6 times on the Nagoya Stock Exchange and 68.7 times on the First Section of the Tokyo Stock Exchange for Small-Sized Equity Securities.

  The institutionalization of investors in the Second Sections has not progressed as much as that of investors in the First Section. While the trading share of institutional investors, including life and non-life insurance companies, banks, other financial institutions, investment trusts, business corporations and other corporations on the First Section of the Tokyo Stock Exchange was 41.5% in 1994, institutional investors represented only 28.9% of the trading share on the Second Section. Conversely, the trading share of individual investors on the Second Section was 49.2%, as compared with 23.3% on the First Section in 1994.

HISTORICAL BACKGROUND AND DEVELOPMENT OF THE REGIONAL EXCHANGES

  The Regional Exchanges have traditionally accommodated smaller companies that have strong ties to their respective local markets. Generally, such companies have chosen to list on the Regional Exchanges because their operations are supported by a corresponding regional investor base. Listing standards on the Regional Exchanges are less stringent than those of the Second Sections. Like the OTC market and major exchanges, all of the five Regional Exchanges will or plan to lower their listing standards as well as establish less stringent listing requirements for research and development-oriented companies in 1996. The Investment Adviser believes that equity securities traded exclusively on the Regional Exchanges present an attractive investment opportunity for the Fund because of the growth potential of companies that have a strong presence in their local markets.

SECTOR ANALYSIS: JAPANESE OTC MARKET AND THE SMALL-SIZED EQUITY SECURITIES
MARKETS

  The Japanese OTC market and the Small-Sized Equity Securities markets include a broad cross-section of companies involved in many different parts of the economy. Of the companies traded on the Japanese OTC market and the Small-Sized Equity Securities markets, a relatively large percentage are involved in the service industry and other non-manufacturing industries (such as software, leisure, commerce and real estate) which the Investment Adviser believes have growth potential due to the trend in the Japanese economy away from a manufacturing-oriented company toward service and high technology-oriented industries, as well as an expansion in the retail industry. [The continuing strength of domestic demand in the Japanese economy and the expansion of investment into the development of other regions of Japan are likely to stimulate the growth of the equity markets for these smaller, high growth companies, presenting attractive investment opportunities for the Fund.] These markets are expected to grow in both size (in terms of the number of registered or listed companies) and in the types of industries in which these companies are involved.

  The Investment Adviser also believes that an important factor in the future growth of the Japanese economy will be the ability of Japanese industry to innovate and to develop in new, technologically advanced fields such as semiconductors, telecommunications, factory automation and genetic engineering, as well as service- and software-oriented fields such as finance and computer programming. The Investment Adviser believes it is likely that companies registered on the Japanese OTC market and, to a lesser extent, Small-Sized Equity Securities listed on the Main Japanese Exchanges and traded exclusively on the Regional Exchanges, will be involved in this process and will provide investors with an opportunity to invest in Japan's growth industries.

  The industry sector weightings of the Japanese OTC market and Small-Sized Equity Securities listed on the stock exchanges indicated below as of September 29, 1995 are set forth below:

                                                      TSE
                                                  1ST SECTION          TSE              OSE              NSE
                                 JAPANESE OTC     SMALL STOCKS     2ND SECTION      2ND SECTION      2ND SECTION
                               ---------------- ---------------- ---------------- ---------------- ----------------
                                       NO. OF           NO. OF           NO. OF           NO. OF           NO. OF
       INDUSTRY SECTOR           %    COMPANIES   %    COMPANIES   %    COMPANIES   %    COMPANIES   %    COMPANIES
       ---------------         ------ --------- ------ --------- ------ --------- ------ --------- ------ ---------
Fishery/Agriculture/Forestry.    0.20      2      1.20      2       --     --        --     --        --     --
Mining.......................    0.00      0      0.00      0      0.06      1      0.12      1      0.39      1
Construction.................    5.00     49      9.18     35      3.38     27      3.35     16      2.94      6
Foods........................    2.10     23      4.15     14      5.59     29      4.17     18      4.73      9
Textiles & Apparel...........    0.40      9      3.31     18      1.51     17      5.17     32      3.23      8
Pulp & Paper.................    0.30      3      0.74      3      0.37      5      0.82      5      2.12      3
Chemicals....................    4.80     38      6.01     23      2.56     27      4.49     20      3.94      5
Pharmaceuticals..............    1.60      5      3.60      8      0.37      4      1.09      4      0.77      1
Oil & Coal Products..........    0.10      1      0.25      1      0.35      3      0.40      1      1.10      1
Rubber Products..............    0.60      5      0.00      0      1.13      8      0.37      1      4.24      1
Glass & Chemical Products....    1.70     14      1.56      9      1.16     13      1.60     12      1.56      5
Iron & Steel.................    1.10      8      2.08      9      1.09     14      1.83      7      0.72      2
Nonferrous Metals............    0.40      5      1.15      5      0.81     10      1.67     11      0.46      2
Metal Products...............    1.30     14      5.42     17      1.87     15      2.72     18      3.30      5
Machinery....................    9.10     43      9.33     32     10.46     48      9.33     50      6.39     15
Electric Appliances..........    8.70     49     15.19     36     10.25     53      3.62     14     12.37      9
Transportation Equipment.....    1.60     16      2.05      8      3.02     26      2.13      8      2.34      5
Precision Instruments........    0.80      8      2.09      8      1.13     11      0.53      2      1.10      1
Other Products...............    3.30     29      6.24     14      7.33     12      3.65     14      6.03     12
Electric Power & Gas.........    0.00      0      0.00      0      0.52      2       --     --       0.47      1
Land Transportation..........    0.08     11      0.43      3      1.37      8      0.49      3      1.78      3
Marine Transportation........    0.30      4      0.38      4      0.58      9      0.27      3       --     --
Air Transportation...........    1.00      1      0.32      1      0.09      1       --     --        --     --
Warehousing & Harbor Trans.
 Services....................    0.50      4      0.16      2      0.82     11      1.18      9      2.30      3
Communications...............    0.00      0      0.00      0      7.18      1     13.66      1       --     --
Wholesale Trade..............   23.30    100      7.46     29      9.33     41     10.45     43     14.70      7
Retail Trade.................   12.40     86     10.90     25      3.09     15      8.57     29     14.72     18
Banks........................    0.20      1      0.00      0      0.38      2       --     --       0.56      1
Securities...................    0.30      1      0.00      0      1.08      5      2.20      6      2.52      2
Insurance....................    0.00      1      0.00      0       --     --        --     --        --     --
Other Finance................    5.00      6      0.61      2     11.36      8      8.56      3      0.41      2
Real Estate..................    1.10     11      1.78      5      1.30      5      1.48      9      0.42      1
Services.....................   11.00     88      4.34     13     10.47     27      6.08     20      4.41      4
                               ------    ---    ------    ---    ------    ---    ------    ---    ------    ---
Total........................  100.00    636    100.00    357    100.00    458    100.00    360    100.00    133
                               ======    ===    ======    ===    ======    ===    ======    ===    ======    ===

--------
Notes:
(1) Weightings are based on market capitalization.

(2) Data on the Second Sections of the Tokyo Stock Exchange, Osaka Securities Exchange and Nagoya Stock Exchange have been provided by each Stock Exchange. Data on the Small-Sized Equity Securities on the First Section of the Tokyo Stock Exchange and data for the Japanese OTC market have been calculated by the Investment Adviser in accordance with the 33 industry classifications established by the Exchange.
(3) The Bank of Japan is excluded for Sector weightings calculation, but included for number of companies.
Sources: Japan Securities Dealers Association, the Tokyo Stock Exchange, Osaka
  Securities Exchange and Nagoya Stock Exchange.

SMALL-SIZED EQUITY SECURITIES COMPANIES

  As noted previously, as at September 29, 1995, 636 companies with an aggregate market capitalization of approximately $137.8 billion ((Yen)13.5 trillion) were traded on the Japanese OTC market; 357 companies with an aggregate market capitalization of approximately $150.8 billion ((Yen)14.8 trillion) were traded as Small-Sized Equity Securities listed on the First Section of the Tokyo Stock Exchange; and 458 companies with an aggregate market capitalization of approximately $140.9 billion ((Yen)13.8 trillion) were traded on the Second Section of the Tokyo Stock Exchange. Set forth below is information relating to the 20 most actively traded companies on the Japanese OTC market, the First Section's Small-Sized Equity Securities on the Tokyo Stock Exchange and the Second Section of the Tokyo Stock Exchange for the nine-month period ending September 29, 1995.

  At September 29, 1995, the 20 most actively traded companies on the Japanese OTC market comprised 16.1% of the aggregate market capitalization of the 636 companies traded on the Japanese OTC market as of such date.

         MOST ACTIVELY TRADED COMPANIES ON THE JAPANESE OTC MARKET(1)
                                  (IN (Yen))

                                                                      AVERAGE       MARKET                    SHARE-
                                                                      MONTHLY      CAPITAL-      TOTAL       HOLDERS'
                                            MARKET PRICE((Yen))(2)    TRADING      IZATION       ASSETS       EQUITY
                                            -----------------------  VOLUME(3)       (4)          (5)          (5)
      NAME                BUSINESS           HIGH    LOW    CLOSE  ('000 SHARES) ((Yen) MIL.) ((Yen) MIL.) ((Yen) MIL.)
      ----                --------          ------- ------ --------------------- ------------ ------------ ------------
Venture Link....  Management Information      3,400    880   3,000    37,518        42,870        4,815        1,773
Shiraishi.......  General Contractor          3,570  1,650   2,500    26,486        40,558       57,078        6,768
Softbank........  PC Software                23,900  6,357  23,900    25,918       761,249       92,723       47,450
Hakuto..........  Wholesaler of Elec. Parts   2,890  1,270   2,670    24,110        38,173       36,899       11,114
Nikkodo.........  Karaoke Equipment           1,320    445     900    23,689        19,830       48,281       17,855
New Japan Radio.  Semiconductor Mfg.          1,430    911   1,360    23,166        53,176       43,762       11,300
Memorex Telex...  Computer Peripheral
                   Equipment                  1,260    710     870    23,094        14,445       16,198        4,174
THK.............  Systems Maker               2,900  1,440   2,710    22,354       318,517      190,121       84,318
Tokyo Denpa.....  Quartz-Applied Products     5,470  2,850   5,250    17,895        34,923       12,260        3,603
Nittoku Eng. ...  Coil Winding Machines       1,790    991   1,620    15,757        30,697       25,580       14,584
Tokai Aluminum..  Aluminum Foil               1,080    430     589    15,251        26,034       22,223        2,808
Showa Informa-
 tion Sys. .....  Information Equipment       1,590    800   1,210    10,776        12,337       10,575        4,358
Japan Amway.....  Home Care Products          4,000  2,600   3,860    10,656       577,553      118,621       75,679
IO-Data.........  PC Peripheral Maker         6,950  2,892   6,950    10,648        93,758       27,362       13,919
Canon Chemicals.  Toner Cartridges            1,860  1,350   1,640    10,353        32,062       36,674       10,866
Unidux..........  Elec. Parts & Equipment     1,370    820   1,220    10,000        10,607        7,811        3,467
I-Net Corp. ....  Information Processing      1,610  1,000   1,560     9,933         7,753        3,997        1,507
Fuji Electron-    Trading Company
 ics............   specializing in
                   Semiconductors             2,590  1,700   2,300     9,892        26,241       10,853        8,299
Sawako..........  General Contractor          2,910  1,438   2,910     9,784        24,590        7,192        4,403
Iwabuchi........  Metal Fittings for use
                   in Wiring                  1,470    865     905     9,680        11,448       11,351        5,222
         AVERAGE OF 20 COMPANIES:                                     17,348       108,841       39,219       16,673
                   AFTER-TAX
                      NET
                    INCOME/
                      LOSS
                      (5)
      NAME        ((Yen) MIL.)
      ----        ------------
Venture Link....        277
Shiraishi.......        321
Softbank........      2,049
Hakuto..........        594
Nikkodo.........       -225
New Japan Radio.        902
Memorex Telex...
                        148
THK.............       -941
Tokyo Denpa.....        519
Nittoku Eng. ...       -960
Tokai Aluminum..       -636
Showa Informa-
 tion Sys. .....       -224
Japan Amway.....     22,424
IO-Data.........      1,981
Canon Chemicals.      1,137
Unidux..........        157
I-Net Corp. ....        173
Fuji Electron-
 ics............
                        383
Sawako..........        578
Iwabuchi........
                        609
         AVERAGE OF 20 COMPANIES:               1,463

--------
Notes:

(1) These actively traded issues were chosen on the basis of estimated trading value for the nine-month period ended September 1995.

(2) High and low prices are adjusted for stock splits.

(3) Average of April through September, 1995.

(4) As of September 29, 1995.
(5) Latest actual figures.

  As of September 29, 1995, the 20 small-sized companies most actively traded on the First Section of the TSE comprised 6.2% of the aggregate market capitalization of the 357 companies traded on the First Section as at such date.

 MOST ACTIVELY TRADED SMALL-SIZED COMPANIES ON THE TOKYO STOCK EXCHANGE, FIRST
                                SECTION(1)
                                  (IN (Yen))

                                                                      AVERAGE       MARKET
                                                                      MONTHLY      CAPITAL-                       SHARE-
                                           MARKET PRICE((Yen))(2)     TRADING      IZATION         TOTAL         HOLDERS'
                                           ------------------------  VOLUME(3)       (4)           ASSETS       EQUITY (5)
      NAME               BUSINESS           HIGH     LOW    CLOSE  ('000 SHARES) ((Yen) MIL.) (5) ((Yen) MIL.) ((Yen) MIL.)
      ----               --------           ----   ------- --------------------- ------------ ---------------- ------------
Tamura Elec.
 Works.......... Telecomm. Equip.            1,590     778   1,390     2,048        70,326         51,038          8,998
Maruyama Mfg.... Agricultural Sprayer          794     395     599     2,029        30,688         34,188         12,391
Daido Steel
 Sheet.......... Galvanized steel sheets     1,380     463     803       987        47,035         52,297         14,035
Kanematsu NNK... Plywood maker               1,840     410   1,660       648        68,877         20,081          5,455
Mitsumi......... Electric Parts              2,350   1,270   2,220       607       114,013        115,467         24,498
Chino........... Measuring Instruments         728     405     596       560        29,025         20,199         12,208
Mitsubishi
 Shindoh........ Rolled copper products        657     373     595       538        33,906         51,338         13,228
Nippon Conlux... Coin mechanisms             1,060     476   1,030       321        45,079         33,520         28,543
Sumitomo
 Precision...... Aircraft Parts              1,000     470     955       234        50,747         61,837         30,283
Saeki Kensetsu.. Dredging                      740     384     660       209        33,660         45,971          5,588
Yuken Kogyo..... Hydraulic equipment           503     290     426       199        18,860         22,977          8,524
First Baking.... Bakery                        697     446     637       192        30,607         32,508         18,271
KOA............. Fixed Resistors             1,630     970   1,570       188        65,981         31,103         19,419
Kanto Special
 Steel Works.... Forged-steel rolls            555     225     520       183        27,456         24,712          7,888
Ihara Chemical.. Agrochem Raw Materials        783     550     662       173        34,655         33,356         19,191
Daiichj
 Jitsugyo....... Trading house                 562     330     490       160        28,142         60,912         15,239
Alpine.......... Car audio equipment         1,630     958   1,520       151        75,591         88,438         33,027
Shimura......... Special Nickel Processing     568     386     510       144        20,838          7,881          3,035
Uniden.......... Mobile Phone                2,020   1,100   1,770       137        86,813        160,310         72,361
Gajoen.......... Hotels & Restaurants          169      90     123       135         5,835          4,634          3,974
AVERAGE OF 20
 COMPANIES:                                                              492        45,907         47,638         17,808
                  AFTER-TAX
                     NET
                   INCOME/
                    LOSS
                     (5)
      NAME       ((Yen) MIL.)
      ----       ------------
Tamura Elec.
 Works..........     1,761
Maruyama Mfg....       383
Daido Steel
 Sheet..........      -246
Kanematsu NNK...       225
Mitsumi.........     1,704
Chino...........       343
Mitsubishi
 Shindoh........       726
Nippon Conlux...      -915
Sumitomo
 Precision......       231
Saeki Kensetsu..       638
Yuken Kogyo.....    -1,237
First Baking....       154
KOA.............     1,758
Kanto Special
 Steel Works....    -1,697
Ihara Chemical..       294
Daiichj
 Jitsugyo.......       393
Alpine..........     1,373
Shimura.........         3
Uniden..........     2,458
Gajoen..........    -1,785
AVERAGE OF 20
 COMPANIES:            328

--------

Notes:

(1) These actively traded issues were chosen on the basis of estimated trading value for the six-month period ended September 1995.

(2) High and low prices are adjusted for stock splits.

(3) Average of April through September 1995.

(4) As of September 29, 1995.

(5) Latest actual figures.

  At September 29, 1995, the 20 companies most actively traded on the Second Section of the Tokyo Stock Exchange comprised 24.0% of the aggregate market capitalization of the 458 companies traded on said Second Section as of such date:

 MOST ACTIVELY TRADED COMPANIES ON THE TOKYO STOCK EXCHANGE, SECOND SECTION(1)

                                (IN (Yen))

                                                                   AVERAGE       MARKET                    SHARE-     AFTER-TAX
                                                                   MONTHLY      CAPITAL-      TOTAL       HOLDERS'       NET
                                        MARKET PRICE((Yen))(2)     TRADING      IZATION       ASSETS       EQUITY      INCOME/
                                        ------------------------  VOLUME(3)       (4)          (5)          (5)        LOSS (5)
      NAME              BUSINESS         HIGH     LOW    CLOSE  ('000 SHARES) ((Yen) MIL.) ((Yen) MIL.) ((Yen) MIL.) ((Yen) MIL.)
      ----              --------        ------- ------- --------------------- ------------ ------------ ------------ ------------
NTTData*........ Data Communication       2,640   1,210   2,310     5,852       508,200       718,180      49,943        7,207
Tajto*.......... Game Machine               329     112     220       941        62,920        83,046      61,097        1,153
Mamyaop......... Fishing Tackle           1,490     911   1,380       564        53,732        38,672       5,242          907
Sankyo.......... Pachinko machines        6,154   4,915   6,030       451       301,802       168,299     131,357       14,601
Sanyo Denki..... Precision Motors           972     515     905       254        58,027        49,996      32,755          722
Shinko Elec.     Semiconductor
 Ind. .......... Packages                 4,450   1,310   4,290       204       168,996        97,470      25,487          204
Japan Telecom... Telephone Company        2,400   1,300   2,400       179       993,600       484,699     250,074       10,033
SEA-COM......... Shipowner                  130      40      85       174         2,984        68,912     -13,599      -16,918
Sanwa Daiei
 Elec. Cons. ... Telecom Engineering      1,250     470   1,070       164        22,553        21,236       2,717          257
Daiichj Housing
 Loan........... Housing Loans              195      21      25       159         2,893     1,826,342       6,105       -6,538
                 Trader in Elec. Parts
Sanshin Elec. .. & Equip.                 1,570     995   1,500       153        41,181        70,801      26,395          600
K.R.S........... Trucking Company         1,690   1,520   1,560       151        12,979        22,969       5,445          519
ACOM............ Consumer Loans           3,490   2,220   3,230       150       473,615       984,793     196,881       23,892
SRL............. Clinical Laboratory      2,860   1,110   2,760       147       100,508        65,305      42,148        1,693
Nakamichi....... Car Audio Equipment        950     601     911       129        24,574        22,969      15,191           57
Kirin Beverage.. Soft Drinks              1,530   1,130   1,530       126        83,201       127,674      42,542        3,301
Union Optical... Microscope Maker         1,450     715     864       122        21,082         2,990        -354         -930
Heiwa........... Pachinko Machines        3,100   1,830   2,780       120       340,161       191,176     153,841       14,156
The Sailor Pen.. Fountain Pens              670     421     531       120        18,918        20,163       9,527           13
Chugai Mining... Gold Refining              182     135     161       117        15,485        39,012       4,255          102
AVERAGE OF 20 COMPANIES:            * MARKET PRICE = (Yen)1,000       514       165,371       255,235      52,352        2,752

--------
Notes:

(1) These actively traded issues were chosen on the basis of estimated trading value for the six-month period ended September 1995.

(2) High and low prices are adjusted for stock splits.

(3) Average of April through September, 1995.

(4) As of September 29, 1995.
(5) Latest actual figures.

MARKET GROWTH OF THE JAPANESE OTC MARKET AND THE SECOND SECTIONS

  The Japanese OTC market has recently experienced significant growth in terms of the number of registered companies. While the overall number of companies listed on the Second Sections has been relatively stable, in recent years there have been significant numbers of new listings on the Second Sections as well as promotions to the First Sections. The change in the number of registered or listed companies on the Japanese OTC market and the Second Sections for the period from 1984 year-end through September 29, 1995 is shown by the table set forth below:

                   NUMBER OF REGISTERED OR LISTED COMPANIES
                                  (YEAR END)

             JAPANESE OTC MARKET TSE 2ND SECTION OSE 2ND SECTION NSE 2ND SECTION
             ------------------- --------------- --------------- ---------------
   1984....          116               412             252              95
   1985....          127               424             260              97
   1986....          140               424             268              94
   1987....          151               431             271              96
   1988....          196               441             279             101
   1989....          263               436             295             112
   1990....          342               436             296             112
   1991....          430               418             307             117
   1992....          436               422             307             119
   1993....          477               433             321             127
   1994....          568               454             344             129
   1995(1).          636               458             360             133

--------
Note:

(1) As at September 29, 1995.
Sources: Japan Securities Dealers Association and the Tokyo Stock, Osaka Securities and Nagoya Stock Exchanges.

  The Japanese OTC market and the Second Sections have grown in terms of both monthly trading value and aggregate market capitalization through 1990, except for the Second Section of the Nagoya Stock Exchange. In 1991, however, the Second Sections of the Tokyo Stock Exchange, Osaka Securities Exchange and the New Second Exchange of the Osaka Securities Exchange experienced a decline in monthly trading values. After reaching a low point in 1992, all Second Sections recovered their monthly trading values to September 1995. The Small-Sized Equity Securities of the First Section of the Tokyo Stock Exchange experienced a similar trend as the other Second Sections. The growth of the Japanese OTC market and other sections on which small equities are listed, from January 1, 1984 through to September 1995, is illustrated by the table set forth below:

                         AVERAGE MONTHLY TRADING VALUE
                               ((Yen) MILLIONS)

             JAPANESE OTC MARKET TSE 2ND SECTION OSE 2ND SECTION NSE 2ND SECTION
             ------------------- --------------- --------------- ---------------
   1984....         14,129           369,451         143,282         22,056
   1985....         15,560           271,478          88,657         11,832
   1986....         37,706           327,785         102,151         17,132
   1987....         31,346           430,153         110,068         16,571
   1988....         56,920           482,146         125,988         29,413
   1989....        170,442           565,736         218,855         64,107
   1990....        503,403           863,017         339,493         40,224
   1991....        417,428           315,758         150,166         51,357
   1992....         90,210           102,426          49,084          9,469
   1993....        238,606           266,945         108,789         27,597
   1994....        447,626           403,195         139,094         26,666
   1995(1).        453,996           381,259          93,915         22,461

--------

Note:

(1) For the nine months ended September 29, 1995.
Sources: Japan Securities Dealers Association and the Tokyo Stock, Osaka Securities and Nagoya Stock Exchanges.

                      YEAR-END MARKET CAPITALIZATION
                               ((Yen) BILLIONS)

                            JAPANESE OTC TSE 1ST SECTION
                               MARKET     (SMALL-SIZED)  TSE 2ND SECTION OSE 2ND SECTION NSE 2ND SECTION
                            ------------ --------------- --------------- --------------- ---------------
   1984....................     1,020         8,388           6,969           3,384           1,218
   1985....................     1,503         9,587           7,430           3,705           1,433
   1986....................     2,056        11,941           8,415           4,244           1,390
   1987....................     2,352        15,155          11,229           5,535           2,024
   1988....................     4,068        17,370          13,953           7,145           2,871
   1989....................    12,231        27,158          20,243          11,276           4,433
   1990....................    11,824        19,485          14,076           8,067           3,286
   1991....................    12,880        19,138          11,986           7,545           2,910
   1992....................     7,934        13,945           8,478           4,799           1,994
   1993....................    11,228        14,677          10,794           5,820           2,397
   1994....................    14,558        14,240          16,252           8,362           2,668
   1995(1).................    13,532        11,320          13,834           7,181           2,565

--------
Note:

(1)  As of September 1995.
Sources: Japan Securities Dealers Association and the Tokyo Stock, Osaka Securities and Nagoya Stock Exchanges.

MARKET PERFORMANCE OF THE JAPANESE OTC MARKET AND THE SECOND SECTIONS

  There are two indices for the Japanese OTC market: the Nikkei OTC Average and the JASDAQ Index. The Nikkei OTC Average is published twice daily by Nihon Keizai Shimbun, Inc. (The Japan Economic Journal) in its morning and evening editions. The Nikkei OTC Average is a price-weighted index which includes all companies registered on the Japanese OTC market except for The Bank of Japan. The prices used are the average of the day's lowest and highest trade price or
(i) if no trade is effected on such day, the average of the lowest and highest bids, (ii) if either offers or bids are not made, the stop limit offer or stop limit bid, or (iii) if neither offers nor bids are made, the previous day's closing price. The Tokyo Stock Exchange, Osaka Securities Exchange and Nagoya Stock Exchange each publish an index for stocks listed on their respective Second Sections. The indices utilized below for the Tokyo Stock Exchange include the Nikkei Stock Average (the "Nikkei Average"), a price-weighted index of 225 selected stocks listed on the First Section of the Tokyo Stock Exchange; the TOPIX, a capitalization-weighted index of all stocks listed on the First Section of the Tokyo Stock Exchange; the TOPIX Small-Sized Index; and the Tokyo Stock Exchange Second Section Price Index (the "TSE Second
Section Index"), a capitalization-weighted index of all stocks listed on the Second Section of the Tokyo Stock Exchange. The indices for the Second Sections of the Osaka Securities and Nagoya Stock Exchanges are also capitalization-weighted indices of all stocks listed thereon. Since December 28, 1992, the JSDA has published a capitalization-weighted index, known as the JASDAQ Index, of all stocks registered on the Japanese OTC market except for The Bank of Japan. However, since the data in the JASDAQ Index is only available since October 28, 1991, this index is not yet a useful tool for long-term performance comparisons, although it provides some useful information concerning relevant market activity.

  Set forth below is further information concerning the performance of the Japanese OTC market, the Small-Sized Equity Securities of the First Section of the Tokyo Stock Exchange, the First and Second Sections of the Tokyo Stock Exchange and the Second Sections of the Osaka Securities and Nagoya Stock Exchanges as measured by the representative indices. The information is presented on a quarterly basis for the seven-year period ended December 31, 1994, supplemented by information for the first, second and third quarters of 1995.

                    QUARTERLY CHANGES IN MARKET INDICES(1)
                                  (% CHANGES)

                                   TOPIX
                                   SMALL- TSE 2ND OSE 2ND NSE 2ND
                        NIKKEI OTC SIZED  SECTION SECTION SECTION NIKKEI
                         AVERAGE   INDEX   INDEX   INDEX   INDEX  AVERAGE TOPIX
                        ---------- ------ ------- ------- ------- ------- -----
   19881Q..............    19.5     17.6    24.2    20.5    23.8    21.8   24.5
      2Q...............     4.7      8.2     4.0    14.4     8.4     5.7    1.6
      3Q...............    -6.8    -10.7    -9.6   -13.8    -4.8     0.6   -1.5
      4Q...............     1.6      1.7     0.7     2.3     1.8     8.0    9.6
   19891Q..............     5.5     7 .0     1.9     4.7     6.0     8.9    4.8
      2Q...............     5.9      9.0     5.0     9.8     5.7     0.3   -0.8
      3Q...............    20.2     23.6    19.6    35.4    22.7     8.2   10.3
      4Q...............    47.4      7.4    10.1     6.7     8.6     9.2    6.6
   19901Q..............    14.9     -7.7    -3.1    -4.3    -3.7   -23.0  -22.7
      2Q...............    31.3      8.2    10.0    11.0    19.8     6.5    5.2
      3Q...............   -38.8    -34.2   -29.2   -26.3   -29.2   -34.3  -33.0
      4Q...............    -9.4      1.2    -8.8    -7.4    -5.4    13.7   10.4
   19911Q..............    31.5     17.5    19.5    12.1    19.3    10.2   13.7
      2Q...............    10.3     -3.5    -0.1     0.8     0.5   -11.4   -7.7
      3Q...............   -14.1     -7.7   -10.8   -12.3   -11.6     2.7    0.7
      4Q...............   -28.2    -11.1   -15.6   -11.7   -11.9    -3.9   -6.4
   19921Q..............   -10.5    -13.6   -13.8   -13.4   -11.8   -15.8  -17.3
      2Q...............   -15.9     -8.3   -11.1   -14.2   -12.2   -17.5  -12.9
      3Q...............   -11.9     -6.3    -7.7    -7.7    -8.0     9.1    6.0
      4Q...............    -4.9      1.6     0.3    -3.6    -5.1    -2.7   -0.2
   19931Q..............    13.1      9.7     8.2     9.6    10.0     9.8    9.5
      2Q...............    10.3     16.8    19.4    21.8    15.2     5.4   10.4
      3Q...............    11.4      3.8     0.9    -2.2     2.1     2.6    2.9
      4Q...............   -15.2    -16.7   -17.4   -15.8   -15.9   -13.4  -11.5
   19941Q..............    19.9     13.6    17.8    10.0    11.5     9.7    8.6
      2Q...............    11.0      6.8    13.7    17.1    10.8     8.0    7.0
      3Q...............    -4.7     -8.7   -10.2    -9.4    -6.6    -5.2   -5.8
      4Q...............    -3.3     -4.1    -4.8    -3.3    -6.4     0.8   -1.1
   19951Q..............   -23.4    -18.5   -19.5   -20.3   -17.3   -18.2  -16.1
      2Q...............    -8.3    -13.4   -12.6   -15.1   -11.2   -10.1   -8.5
      3Q...............    17.0     22.2    24.7    14.2    12.5    23.4   20.2

--------
Note:

(1) The TOPIX, TOPIX Small-Sized Index, TSE Second Section Index and the Osaka and Nagoya Second Section Indices are market- capitalization-weighted indices, while the Nikkei OTC Average and Nikkei Average are price-weighted indices.

LIQUIDITY OF THE JAPANESE OTC MARKET AND THE SMALL-SIZED EQUITY SECURITIES
MARKETS

  The liquidity of the Japanese OTC market and the Small-Sized Equity Securities markets is limited by the small number of publicly held shares which trade on a regular basis. The overall market liquidity has, however, improved in recent years.

  The average monthly trading value in the Japanese OTC market increased approximately sixteen times in the three years ended December 31, 1990 to
(Yen)503 billion or $3.8 billion. The increasing number of new companies registering on the Japanese OTC market and growing institutional investor interest in the market have contributed to the growth in trading value. Following the correction of OTC stock prices in 1992, trading value decreased significantly; however, it has been [recovering] through the third quarter of 1995. The year- end basis market capitalization of the Japanese OTC market, peaking in 1991, decreased significantly to 1992, but has been [recovering] through the end of the third quarter of 1995. On a longer term comparison, average monthly trading value has increased from (Yen)14.1 billion or $59.5 million in 1984 to (Yen)454 billion or $4.6 billion in 1995 (through September
29). During the same period, the market liquidity of the Japanese OTC market has increased significantly relative to the Second Section of the Tokyo Stock Exchange. The average monthly trading value of the Japanese OTC market as a percentage of the average monthly trading value of the Second Section of the Tokyo Stock Exchange increased from 3.8% in 1984 to 119.0% in 1995 (through September 29). The increasing number of new companies registering with the Japanese OTC market and growing institutional investor interest in the market have contributed to the growth of the trading value. The Investment Adviser expects the market liquidity to improve further as the number of OTC registered companies continues to increase.

  Liquidity, as measured by average monthly trading value, has generally increased on the Second Sections. In particular, average monthly trading value on the Tokyo Stock Exchange increased two times, that of the Osaka Securities Exchange increased more than three times and that of the Nagoya Stock Exchange more than doubled during the three-year period ended December 1990. The average monthly trading value of each Second Section decreased sharply in 1992, then recovered significantly through the third quarter of 1995. The Investment Adviser believes that there will be further gains in market liquidity as investors seek investment opportunities beyond First Section stocks.

  In terms of individual issues, chosen on the basis of the median monthly trading value for the six-month period ended September 29, 1995, the 20 most actively traded issues on the Japanese OTC market amounted to an estimated
(Yen)2.2 trillion or $22.4 billion, 16.1% of the market capitalization as of September 29, 1995. In terms of individual issues, chosen on the basis of the median monthly trading value for the six-month period ended September 29, 1995, the 20 most actively traded Small-Sized Equity Securities listed on the First Section of the Tokyo Stock Exchange amounted to an estimated (Yen)918 billion or $9.35 billion, 8.1% of the market capitalization as at September 29, 1995.

  In terms of individual issues, chosen on the basis of the median monthly trading value for the six-month period ended September 29, 1995, the 20 most actively traded issues on the Second Section of the Tokyo Stock Exchange amounted to an estimated (Yen)3.3 trillion or $33.7 billion, 23.9% of the market capitalization as of September 29, 1995.

SECTOR ANALYSIS: THE REGIONAL EXCHANGES

  The Regional Exchanges generally list the securities of companies that concurrently list such securities on other exchanges. Currently, there are only 78 companies whose equity securities are traded exclusively on one of the Regional Exchanges. Moreover, as compared with the Japanese OTC market or the Second Sections, the number of new listings on the Regional Exchanges has been substantially [lower]. Set forth below are the number of companies listed on the Regional Exchanges and the number of new listings as of the years ended 1987 through 1994 and as of September 29, 1995.

                        NUMBER OF COMPANIES LISTED AND
                   NEW LISTINGS ON THE REGIONAL EXCHANGES(1)

                        KYOTO             HIROSHIMA             FUKUOKA             NIIGATA              SAPPORO
                 ------------------- -------------------- ------------------- -------------------- --------------------
                  NO. OF               NO. OF               NO. OF              NO. OF               NO. OF
                 COMPANIES    NEW    COMPANIES     NEW    COMPANIES    NEW    COMPANIES     NEW    COMPANIES     NEW
YEAR              LISTED   LISTINGS    LISTED   LISTINGS    LISTED   LISTINGS   LISTED   LISTINGS    LISTED   LISTINGS
----             --------- --------- ---------- --------- ---------- -------- ---------- --------- ---------- ---------
1987............  231  (1)    1  (0)  190   (7)    5  (2)  240  (15)   7  (2)  196   (8)    2  (1)  189  (13)    1  (0)
1988............  233  (1)    2  (0)  191   (7)    1  (1)  242  (17)   2  (2)  197   (9)    1  (1)  189  (13)    0  (0)
1989............  235  (1)    3  (0)  193   (9)    4  (2)  242  (17)   0  (0)  199   (9)    3  (0)  191  (14)    3  (2)
1990............  236  (1)    1  (0)  196  (11)    4  (3)  250  (27)  10 (10)  198   (9)    0  (0)  190  (14)    0  (0)
1991............  238  (1)    2  (0)  198  (10)    0  (0)  252  (27)   2  (2)  199  (10)    1  (1)  191  (15)    1  (1)
1992............  238  (1)    1  (0)  198  (10)    0  (0)  252  (25)   1  (0)  198  (10)    0  (0)  192  (16)    1  (1)
1993............  237  (1)    1  (0)  198  (10)    0  (0)  252  (27)   3  (3)  197   (0)    1  (0)  191  (17)    1  (1)
1994............  240  (1)    3  (0)  203  (13)    6  (1)  262  (32)  10  (7)  200  (10)    3  (1)  193  (17)    2  (0)
1995(2).........  244  (1)    4  (0)  204  (13)    1  (1)  264  (36)   4  (4)  201  (10)    1  (0)  194  (18)    1  (1)

--------

Notes:
(1) Numbers in parentheses indicate the number of companies listed solely on each stock exchange.

(2) Through September 29, 1995.
Sources: The Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo Stock Exchanges.

  Despite the relative lack of new listings on the Regional Exchanges, the Investment Adviser believes that some of the more promising regional companies may elect to make an initial public offering on the Regional Exchanges rather than on either the Japanese OTC market or one of the Second Sections of the Main Japanese Exchanges, especially those regional companies that do not have a nationwide market for their products or services.

  The average monthly trading value and market capitalization of the equity securities traded exclusively on the Regional Exchanges for the years 1987 through 1994 and the period from January 1, 1995 through September 29, 1995 and as of the end of such years and period were as follows:

                           MONTHLY TRADING VALUE(1)
                                ((Yen) MILLION)

   YEAR                                  KYOTO HIROSHIMA FUKUOKA NIIGATA SAPPORO
   ----                                  ----- --------- ------- ------- -------
   1987.................................   3.4   2,418    2,239     742   1,311
   1988.................................   4.6   1,374    2,971   1,665   1,174
   1989.................................  10.5   3,861    2,060   2,353   2,050
   1990.................................  37.4   4,677   17,831   4,091   2,576
   1991.................................  38.1   2,021    6,011   1,318   2,641
   1992.................................  18.6   1,119    1,660     794     794
   1993................................. 175.9   1,206    4,742   1,283   2,021
   1994.................................  23.2   8,611   13,699   2,904   5,025
   1995(2)..............................  29.8   4,953   10,009     898   4,089

--------

Notes:
(1) Figures indicate companies listed solely on the relevant stock exchange.

(2) Through September 29, 1995.
Sources: The Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo Stock Exchanges.

                             MARKET CAPITALIZATION
                                ((Yen) MILLION)

   YEAR                                 KYOTO  HIROSHIMA FUKUOKA NIIGATA SAPPORO
   ----                                 ------ --------- ------- ------- -------
   1987................................  7,936  164,531  211,027 109,509 226,631
   1988................................ 11,200  209,716  285,431 143,246 276,983
   1989................................ 16,960  372,216  388,028 253,250 314,746
   1990................................ 16,845  357,179  727,261 240,375 258,222
   1991................................ 18,099  226,892  597,077 235,233 257,163
   1992................................ 18,816  258,730  424,584 185,164 236,296
   1993................................ 18,816  267,581  556,643 209,991 280,108
   1994................................ 17,920  434,223  821,178 218,070 317,748
   1995(2)............................. 17,024  404,007  776,608 222,002 264,486

--------

Notes:
(1) Figures indicate companies listed solely on the relevant stock exchange.

(2) As at September 29, 1995.
Sources: The Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo Stock Exchanges.

REGULATION OF THE JAPANESE EQUITIES MARKETS

  The principal securities law in Japan is the Securities and Exchange Law (Law No. 25 of April 13, 1948, as amended) (the "Securities and Exchange Law"). This law provides overall regulation for the issuance of securities in public and private offerings and for secondary market trading. Corporate issuers that have registered securities under the Securities and Exchange Law, as well as corporate issuers whose securities are listed on the Japanese stock exchanges or are registered on the Japanese OTC market, become subject to the requirement that they file annual reports, semi-annual reports and extraordinary reports with the MOF, which reports are made available for public inspection. In addition, registered OTC corporations must also file copies of such reports with the JSDA for public inspection.

  The eight stock exchanges in Japan are licensed by the MOF pursuant to the Securities and Exchange Law. Each stock exchange is required to have a constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange. In addition, each stock exchange has detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities. Companies seeking to list their securities on an exchange are subject to a suitability review by that exchange.

  The insider trading provisions, including criminal sanctions, of the Securities and Exchange Law, which became effective on April 1, 1989, used to be applicable only to securities issued by a Japanese corporation and listed on a Japanese stock exchange and to unlisted securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange. As of April 1993, these provisions are applicable not only to First Section, Second Section and Regional Exchange securities, but also to registered OTC securities. In addition, provisions that prohibit directors, statutory auditors and principal shareholders from effecting short swing transactions, which correspond to Section 16(b) of the U.S. Securities Exchange Act of 1934, are applicable to First Section, Second Section and Regional Exchange corporations as well as registered OTC corporations. The reporting obligations of directors, statutory auditors and principal shareholders with respect to the purchase or sale of securities issued by the subject corporation are only applicable to persons associated with listed corporations, including First Section, Second Section and Regional Exchange corporations, and with registered OTC corporations.

  The so-called "five percent rule" of the Securities and Exchange Law is applicable to registered OTC securities and listed First Section, Second Section and Regional Exchange securities. When any person has become, solely or jointly, the holder of more than five percent of the aggregate issued capital stock of a company whose securities are registered on the Japanese OTC market or listed on any Japanese stock exchange, a report concerning such holding must be filed with the MOF within five business days. A similar report must also be made in respect of any subsequent change of one percent or more in any such holding. For this purpose, securities issuable to such a person upon conversion of convertible securities or exercise of warrants are taken in to account in determining both the number of securities held by such person and the issuer's total issued share capital. Copies of each such report must also be furnished to the issuer of such securities and the JSDA (in the case of securities registered on the Japanese OTC market) or all Japanese stock exchanges on which the securities are listed (in the case of securities listed on such exchanges).

  The takeover bid rules (the "TOB rules") under the Securities and Exchange Law are applicable to registered OTC securities and listed First Section, Second Section and Regional Exchange securities. All purchases of such securities made outside the Japanese OTC market or any Japanese stock exchange must comply with the procedures provided in the TOB rules unless expressly exempted therefrom. Exempt transactions include those in which the bidder acquires not more than five percent of the aggregate outstanding securities of the target company.

  The loss compensation (sonshitsu-hoten) incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, had several consequences for the securities industry in Japan. First, several of the leading securities companies were found by the MOF to have violated a ministerial directive it had previously issued. Following completion of the MOF's investigation into this matter, such firms accepted administrative guidance from the MOF advising that the companies should suspend certain aspects of their businesses for several days. Several of these companies were also subject to fines by the TSE. In addition, as described below, the incidents gave impetus to a series of amendments to the Securities and Exchange Law, which took effect in 1992 and 1993, including those providing for more comprehensive reforms of the Japanese financial system.

  The Securities and Exchange Law was amended with effect from January 1, 1992, to prohibit securities companies from operating discretionary accounts and from loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto except in the case of compensation for damages, with the confirmation of the MOF, arising from certain types of misconduct or failure to act on the part of securities companies. Investors are prohibited from demanding that a securities company agree to effect, and from receiving after such demand, directly or indirectly, such loss compensation or gain provision.

  The Securities and Exchange Surveillance Commission (the "Surveillance Commission") was established in July 1992 as an independent agency to the MOF to ensure fairness of securities transactions. The Surveillance Commission is comprised of three commissioners appointed to a term of three years by the MOF with the Diet's consent and is supported by a staff of nearly ninety persons. The Surveillance Commission's activities are Supplemented by the local Finance Bureaus of the MOF, with staff assignments of more than one hundred persons. The Surveillance Commission's authority to investigate cases involving allegations of illegal conduct, such as insider trading and market manipulation of the Japanese OTC market as well as on exchanges, includes broad investigatory powers and, in addition, with the warrant of a court, compulsory entrance, search and seizure. For such investigation purposes, certain investigatory powers of the MOF are delegated to the Surveillance Commission. The Surveillance Commission is empowered to refer a criminal case to the public prosecutor's office, but the Surveillance Commission has no power to issue an administrative sanction, the exercise of such power being reserved to the MOF upon the advice of the Surveillance Commission.

  The regulations of unfair transactions in securities markets under the Securities and Exchange Law were amended in 1992 to cover the Japanese OTC market. Such regulations include prohibitions against market manipulation and insider trading. Provisions which prohibit directors, statutory auditors and principal shareholders from effecting short swing transactions, which provisions correspond to Section 16(b) of the U.S. Securities Exchange Act of 1934, are also applicable to registered over-the-counter companies. Likewise, the reporting obligations of directors, statutory auditors and principal shareholders with respect to the purchase or sale of securities issued by the subject corporation are applicable to persons associated with registered OTC corporations.

  Effective April 1, 1993, the Securities and Exchange Law was amended, among other respects, (i) to permit banks and securities companies to compete in each other's business field, subject to various regulations and restrictions,
(ii) to broaden the definition of "securities" under the Securities and Exchange Law, and (iii) to clarify and rationalize the concept of public offering versus private placement and related regulations.

  The JSDA is a self-regulatory organization registered with and under the supervision of the MOF pursuant to the Securities and Exchange Law. Its purpose is to insure fair securities transactions and to provide for the protection of investors. All Japanese securities companies, as well as foreign securities companies engaging in the securities business in Japan under a license from the MOF, are required to be members of the JSDA. Other financial institutions which have obtained MOF approvals for securities business operations under the amended Securities and Exchange Law may become special members of the JSDA. As of September 20, 1995, the JSDA had 282 regular members, of which 52 were foreign securities firms, and 245 special members.

  The JSDA is the organization in Japan primarily responsible for the supervision of the Japanese OTC market, but does not regulate the Second Sections of the Regional Sections. The JSDA has adopted Rules of Fair Practice (the "Rules of Fair Practice"), which prescribe requirements applicable to transactions by its members in Japanese OTC market transactions. These requirements include, among other things, prohibitions against undertaking an order at the market price (rather than at a specified price) from customers and against margin transactions on the Japanese OTC market. The Rules of Fair Practice also provide for the publication of quotations of OTC securities, and set forth the requirements governing eligibility for registration on the Japanese OTC market. They also impose disclosure requirements for its members who act as sponsors with respect to registered OTC issuers. The JSDA requires that registered OTC corporations make timely disclosure with respect to their financial position, as well as the occurrence of events having a material effect on the business of such corporations. Following the introduction of new insider trading regulations, the JSDA has strengthened its regulations concerning insider trading (particularly relating to monitoring such trading) and its members have been asked to introduce new internal regulations setting forth preventive measures against insider trading by their customers. The JSDA may suspend transactions in registered OTC securities and cancel the registration of corporate issuers on the Japanese OTC market in the event of a failure to observe the Rules of Fair Practice. The JSDA has also adopted a Uniform Practice Code in order to standardize business practices in an effort to achieve efficiency and to eliminate disputes pertaining to OTC transactions.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

  The Directors and officers of the Fund are listed below together with their respective positions and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly held companies.

                                                              PRINCIPAL OCCUPATION
    NAME AND ADDRESS       POSITION WITH FUND    AGE         DURING PAST FIVE YEARS
    ----------------       ------------------    ---         ----------------------
Justine Tomcheck*....... Director and Chairman    31 Vice President, Daiwa Securities
 Financial Square                                    America Inc. since January 1996;
 32 Old Slip                                         Assistant Vice President, Daiwa
 New York, NY 10005                                  Securities America Inc., from June
                                                     1990 to January 1996.
Daniel F. Barry*........ Director and President   49 Senior Vice President, Daiwa
 One Evertrust Plaza                                 Securities Trust Company since June
 Jersey City, NJ 07302                               1993; Vice President of Mutual Fund
                                                     Administration, Daiwa Securities Trust
                                                     Company from June 1990 to June 1993;
                                                     First Vice President and Director of
                                                     Mutual Fund Reporting, Mitchell
                                                     Hutchins Asset Management, Inc. from
                                                     1986 to 1990.
Edward J. Grace*........ Director                 49 Vice President of Daiwa Securities
 One Evertrust Plaza                                 Trust Company, since December 1992;
 Jersey City, New Jersey                             Assistant Treasurer of the Fund, from
 07302                                               July 1992 to September 1994; Assistant
                                                     Vice President, Daiwa Securities Trust
                                                     Company, from December 1989 to
                                                     December 1992.
John J. O'Keefe*........ Treasurer and Secretary  36 Assistant Vice President, Daiwa
 One Evertrust Plaza                                 Securities Trust Company since January
 Jersey City, NJ 07302                               1994; Senior Accountant, Daiwa
                                                     Securities Trust Company from July
                                                     1990 to January 1994; Account
                                                     Executive, Fahnestock & Co. Inc. 1986
                                                     to 1990.

--------
* Interested person of the Fund (as defined in the 1940 Act).

  Additional Directors, including non-interested Directors, will be named before the offering is commenced.

  Set forth below is a chart showing the aggregate compensation to be paid by the Fund to each of its non-interested Directors for the fiscal year ending December 31, 1996, as well as the total compensation paid to each Director of the Fund by the Fund and by other investment companies advised by the Investment Manager or Investment Adviser (collectively, the "Fund Complex") for their services as Directors or Trustees of such investment companies for the calendar year ending December 31, 1995.

                                                   TOTAL
                                               COMPENSATION
                               PENSION OR      FROM FUND AND
               AGGREGATE   RETIREMENT BENEFITS FUND COMPLEX
  NAME OF    COMPENSATION  ACCRUED AS PART OF     PAID TO
DIRECTOR(1)  FROM THE FUND    FUND EXPENSES      DIRECTORS
-----------  ------------- ------------------- -------------





--------

(1) The Directors serve on the boards of other investment companies in the Fund Complex as follows:

  As of the date of this Prospectus, none of the Directors or officers of the Fund own any shares of Common Stock of the Fund.

  The officers of the Fund, together with the Investment Manager and the Investment Adviser, conduct and supervise the Fund's daily business operations. The Directors review and supervise the actions of the officers, the Investment Manager and the Investment Adviser, and decide general policy.

  The Fund pays to each of its Directors who is not an officer or employee of the Investment Manager, the Investment Adviser or their respective affiliates, in addition to certain out-of-pocket expenses, an annual fee of $5,000 plus $750 for each meeting of the Board of Directors and $600 for each audit committee attended in person or by telephone.

  The Fund's Board of Directors has an audit committee that is responsible for reviewing financial and accounting matters. The members of the audit committee
are Messrs.     and    .

  The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire. See "Description of Common Stock."

  While the Fund is a Maryland corporation, Mr.     and     are not residents
of the United States, and substantially all of their respective assets may be located outside of the United States. As a result, it may be difficult for
investors to effect service upon either Mr.         or         within the
United States, or to enforce judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to
the enforeceabilty in Japan and     of such civil remedies and criminal
penalties as are afforded by the federal securities laws of the United States.

  The Articles of Incorporation of the Fund contain a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Fund's directors and officers to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, subject to certain qualifications described below. The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the full extent permitted by the MGCL. Under Maryland law, a corporation may indemnify any director or officer made party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its shareholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that the person actually received an improper benefit or profit in money, property, or services, or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

THE INVESTMENT MANAGER

  Daiwa International Capital Management Corp. will act as the investment manager of the Fund. The Investment Manager, a Delaware corporation with its principal place of business located at 380 Madison Avenue, New York, New York 10017, is registered as an investment adviser under the Investment Advisers Act and is a wholly-owned subsidiary of DICAM, a Japanese investment advisory firm and the Investment Adviser, which is also registered under the Investment Advisers Act. The Investment Manager provides investment advisory services, primarily to pension funds, with respect to securities traded principally in the United States and Japan.

INVESTMENT MANAGEMENT AGREEMENT

  Under the Investment Advisory and Management Agreement (the "Investment Management Agreement"), by and among the Fund, the Investment Manager and the Investment Adviser, the Investment Manager will provide certain management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund.

  For services under the Investment Management Agreement, the Investment Manager will receive a fee, computed weekly and payable monthly, at the annual
rates of  % of the Fund's average weekly net assets up to $    million;  % of
such net assets in excess of $    million up to $    million; and  % of such
net assets in excess of $    million. The Fund's advisory fees are higher than
advisory fees paid by most other U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the Investment Manager and the Investment Adviser in investing in Japanese Equities. This entails additional time and expense because available public information concerning Japanese Equities is limited in comparison to that available for U.S. companies and companies traded on the First Section of the Tokyo Stock Exchange. In addition, available research concerning Japanese Equities is not comparable to available research concerning U.S. companies.

  The Investment Management Agreement will initially be effective for a period of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Investment Manager, the Investment Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Investment Management Agreement may be terminated at any time without payment of penalty by the Fund or by the Investment Manager or the Investment Advisor upon 60 day's written notice. The Investment Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

  The Investment Management Agreement provides that the Investment Manager will not be liable for any omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser in the performance of their respective duties, or from reckless disregard by them of their respective obligations and duties under the Investment Management Agreement. Under the Investment Management Agreement, the Fund will indemnify and hold harmless the Investment Manager and the Investment Adviser for any losses, costs and expenses incurred or suffered by the Investment Manager or the Investment Adviser arising from an action, proceeding or claims which may be brought against the Investment Manager or the Investment Adviser in connection with the performance or non-performance in good faith of their respective functions under the Investment Management Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's or the Investment Adviser's duties or from reckless disregard on the part of the Investment Manager or the Investment Adviser of their respective obligations and duties under the Investment Management Agreement.

THE INVESTMENT ADVISER

  In accordance with the terms of the Investment Advisory Agreement between the Investment Manager and DICAM, DICAM, an affiliate of Daiwa Securities Co. Ltd., will act as the Fund's investment adviser and will manage the investment and reinvestment of the Fund's assets subject to the supervision of the Fund's Board of Directors. The Investment Adviser's principal address in Japan is 2-1, Kyobashi 1-chome, Chuo-ku, Tokyo 104. In addition to its ownership of the Investment Manager, the Investment Adviser also maintains sole ownership of investment advisory subsidiaries in London, Hong Kong and Singapore to provide investment advisory services to a global clientele.

  With approximately U.S. $22.4 billion under management as of September 30, 1995, the Investment Adviser, one of the leading investment advisory organizations in Japan, was established in 1973 as an investment advisory affiliate of Daiwa. As of September 30, 1995, the DICAM group of companies, including the Investment Manager, had approximately 44.4% of their assets under management invested in Japanese debt and equity securities. DICAM is a specialist in its local market, Japan, as well as other Pacific Basin markets. With 95% of its shares owned by Daiwa and its related group companies, DICAM has access to the research facilities of Daiwa Institute of Research, an affiliate of Daiwa, as well as Daiwa's worldwide network. The Investment Adviser's clients include investment trusts, mutual companies, institutional investors and pension funds both in Japan and overseas (including the United States).

  The Fund's portfolio will be managed on a day-to-day basis by Mr. Keizo Iguchi. Mr. Iguchi joined the Investment Adviser in July 1984. He is currently a chief portfolio manager of the Investment Adviser and focuses on the Japanese small equity markets. Prior to joining the Investment Adviser, Mr Iguchi was an industry analyst at the Daiwa Institute of Research. He has also worked as a trainee at MITI. Mr. Iguchi holds a bachelor's degree in politics and economics from Waseda University.

INVESTMENT ADVISORY AGREEMENT

  Under the terms of the Investment Advisory Agreement, the Investment Adviser will make all investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The Investment Adviser also will be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Investment Adviser will pay the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the Investment Adviser or any of its affiliates, except that the Fund will bear travel expenses or an appropriate fraction thereof of officers and directors of the Fund whom also are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

  The Fund will pay all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Investment Manager or the Investment Adviser); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund;

expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); cost of stationery; any litigation expenses; and costs of stockholders' and other meetings.

  For services under the Investment Advisory Agreement, the Investment Adviser will receive from the Investment Manager 60% of the fees paid by the Fund to the Investment Manager.

  Under the Investment Advisory Agreement, the Investment Adviser is permitted to provide investment advisory services to other clients, including clients who may invest in Japanese Equities and, in providing such services, the Investment Adviser may use information furnished by others. Conversely, information furnished by others to the Investment Adviser in the course of providing services to clients other than the Fund may be useful to the Investment Adviser in providing services to the Fund. When the Investment Adviser determines to buy or sell the same security that the Investment Adviser or one or more of its affiliates has selected for one or more of its other clients or for clients of its affiliates, the orders for all such security transactions are placed for execution by methods determined by the Investment Adviser to be impartial and fair. There may be circumstances when purchases or sales of portfolio securities for one or more clients have an adverse effect on other clients.

  The Investment Advisory Agreement will initially be effective for a period of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Investment Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Investment Manager or by the Investment Adviser upon 60 days' written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

  The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any omission, error of judgment or mistake of law, or for any loss suffered by the Investment Manager or the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or from its reckless disregard of its obligations and duties under the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund will indemnify and hold harmless the Investment Adviser for any losses, costs and expenses incurred or suffered by the Investment Adviser arising from an action, proceeding or claims which may be brought against the Investment Adviser in connection with the performance or non-performance in good faith of its functions under the Investment Advisory Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties or from reckless disregard on the part of the Investment Adviser of its obligations and duties under the Investment Advisory Agreement.

THE ADMINISTRATOR; ADMINISTRATION AGREEMENT

  Under an Administration Agreement dated as of the date hereof (the "Administration Agreement"), Daiwa Securities Trust Company acts as the Fund's corporate administrator. The services provided by the Administrator under the Administration Agreement are subject to the supervision of the directors and officers of the Fund. DST's address is One Evertrust Plaza, Jersey City, New Jersey 07302. DST is an affiliate of the Investment Manager, the Investment Adviser and Daiwa Securities America Inc.

  Under the terms of the Administration Agreement, DST conducts the Fund's relationships with its shareholders, including general shareholder inquiries relating to the Fund; is responsible for, arranges and monitors compliance with regulatory requirements and New York Stock Exchange listing requirements; and oversees and monitors the performance of third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. The Administrator provides office facilities, equipment and personnel necessary for the proper operation of the Fund, together with clerical and bookkeeping services which are not being furnished by the Fund's Investment Adviser, Investment Manager, custodians or transfer and dividend-paying agent. The Administrator also arranges for the calculation and publication of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establishes the Fund's operating expense budgets and processes the payment of actual operating expenses incurred; calculates the amount of dividends and distributions to be declared by the Board of Directors and paid to the Fund's shareholders; provides the Board of Directors with financial analyses and reports necessary for the Board to fulfill its fiduciary responsibilities; maintains and keeps possession of the books and records of the Fund required under the 1940 Act (other than those being maintained by the Fund's Investment Adviser, Investment Manager, custodians and transfer and dividend-paying agent, as to which DST oversees such maintenance); arranges for the preparation of the Fund's U.S. federal, state and local income tax returns, as well as financial information for the Fund's proxy statements and semi-annual and annual reports to shareholders; and prepares the Fund's reports to the Commission.

  The Fund pays a fee to the Administrator computed weekly and payable monthly, at the annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of U.S.$150,000.

                              ESTIMATED EXPENSES

  On the basis of the anticipated size of the Fund immediately following the receipt of the net proceeds from this offering, the Investment Adviser estimates that the Fund's normal annual operating expenses, including advisory, administrative and custody fees, exclusive of amortization of
organization expenses, will be approximately $   . While this estimate has
been made in good faith on the basis of information made available to the Investment Adviser, there can be no assurance, given the nature of the Fund as one of a few investment companies investing primarily in Japanese equity securities, that actual operating expenses will not be substantially more or less than such estimate.

  The Fund's annual operating expenses will be higher than normal annual operating expenses of most closed-end investment companies of comparable size investing in the United States and reflect the specialized nature of the Fund, the extent of the advisory effort involved, and the costs of communication and other costs associated with investing in Japan rather than in the United States.

  Costs incurred by the Fund in connection with its initial registration and
public offering of shares, estimated at $   , will be charged to capital upon
commencement of operations; costs incurred in connection with the Fund's
organization, estimated at $   , will be amortized on a straight-line basis
over five years starting with the commencement of the Fund's operations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Investment Adviser will place orders for securities to be purchased by the Fund. The primary objective of the Investment Adviser in choosing brokers for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution, and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund also will be subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Investment Manager, the Investment Adviser or their affiliates). See "Underwriting." The Fund may utilize affiliates of the Investment Manager and the Investment Adviser in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Commission when the Investment Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Investment Manager and the Investment Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Investment Manager and the Investment Adviser acting as principal.

  The Investment Adviser on behalf of the Fund may place brokerage transactions through brokers, including affiliates of the Investment Adviser or the Investment Manager, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934.

  Research provided to the Investment Adviser in advising the Fund will be in addition to and not in lieu of the services required to be performed by such Investment Adviser itself, and the Investment Adviser's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Investment Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Adviser's staff. Such information may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information is necessarily used by the Investment Adviser in connection with the Fund. Conversely, information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may prove useful to the Investment Adviser in providing services to the Fund.

  The Fund's Board of Directors will review at least annually the commissions allocated by the Investment Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

                                NET ASSET VALUE

  Net asset value per share is determined on Friday of each week based on valuations made as of 5:00 p.m., Tokyo time, on such day. If any Friday is not a business day (defined to be a day on which any of the stock exchanges in Japan is open for trading) in Japan, the Fund intends to determine its net asset value based upon information available and valuations made as of 5:00 p.m., Tokyo time, on the prior business day in Japan. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars.

  Securities traded on the Main Japanese Exchanges and the Regional Exchanges are valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. Securities traded in the Japanese OTC market are valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price available to the Fund. Other investments are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

                         DIVIDENDS AND DISTRIBUTIONS;
                 DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

  The Fund intends to distribute to shareholders, at least annually, substantially all of its investment company taxable income, including dividends and interest, and expects to distribute its net realized capital gains, if any, annually. Dividends and distributions will be paid in cash, except that, pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder may elect to have all distributions automatically reinvested by State Street Bank and Trust Company, the plan agent (the "Plan Agent"), in Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the shareholder by State Street Bank and Trust Company, as paying agent. Shareholders who wish to have distributions automatically reinvested should notify the Plan Agent at: The Japan Small Company Growth Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

  The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be valued and will be acquired by the Plan Agent for the participant's account, as described below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. The valuation date will be the dividend or distribution payment date or, if that date is not a business day or a New York Stock Exchange trading day, the next preceding business day which is a trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution for the participants' accounts on, or shortly after, the payment date.

  Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than 30 days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before such payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the registered shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that the broker or nominee will participate in the Plan on the shareholders' behalf.

  There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to all of the Plan Agent's open market purchases, including those made in connection with the reinvestment of dividends or capital gains distributions payable only in cash.

  With respect to purchases from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission which may be attainable.

  The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation--U.S. Federal Income Taxes."

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 30 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent at: The Japan Small Company Growth Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02666-8200.

                                   TAXATION

U.S. FEDERAL INCOME TAXES

  The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures contracts or forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each calendar quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. The Fund expects that all of its gains from the sale or other disposition of foreign currencies will be derived with respect to its business of investing in stocks, securities or currencies. Legislation currently pending before the U.S. Congress would repeal the requirement that a regulated investment company must derive less than 30% of its gross income from the sale or other disposition of assets described in (b) above, that are held for less than three months. However, it cannot be predicted whether this legislation will become law and, if so enacted, what form it will eventually take.

  As a regulated investment company, in any year in which the Fund distributes to its shareholders at least 90% of its investment company taxable income, the Fund will be subject to tax only on its investment company taxable income and capital gains that it does not distribute to its shareholders. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its shareholders. Dividend distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, thereafter, will constitute capital gains to such holder (assuming the shares are held as capital assets). Since the Fund will not invest in the stock of domestic corporations, the corporate shareholders of the Fund will not be entitled to the deduction for dividends received by corporations.

  As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its shareholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its shareholders as long-term capital gains regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Under the Code, net long-term capital gains will be taxed at a rate no greater than 28% for individuals and 35% for corporations. Shareholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

  If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of investment performance, among other factors, and can be expected to vary from year to year.

  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock, either of which date may be earlier than the date the dividend is received. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

  Under the Code,the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its adjusted taxable ordinary income (not taking into account any net capital gains) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing provision, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been paid by the Fund and received by each shareholder on December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year. Accordingly, such distributions will be taxable to shareholders in the year the distributions are declared and become payable, rather than the year in which the distributions are received by the shareholders.

  The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

  For backup withholding purposes, the Fund may be required to withhold 31% of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain shareholders. A shareholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form certifying under penalties of perjury that such shareholder's taxpayer identification number is correct and that the shareholder is not subject to backup withholding, or is exempt from backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

  Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for 6 months or less will be treated for federal income tax purposes as a long- term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

  A repurchase by the Fund of shares generally will be treated as a sale of the shares resulting in the realization of taxable gain or loss, as described above, by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

  If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies ("PFICs"), the Fund will be subject to U.S. federal income tax at ordinary income rates on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceed 125% of the average annual distribution received by the Fund in the three preceding years or during the Fund's holding period, if shorter, and any gain from the disposition of such PFIC shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund. The Fund does not intend, however, to invest in PFICs.

  On March 31, 1992, the U.S. Internal Revenue Service released proposed regulations providing that a regulated investment company holding stock of certain PFICs may elect to mark to market each year the PFIC stock and to recognize any gain (but not any loss) accrued on such stock. The gain so recognized will generally be treated as ordinary income to the regulated investment company, and the basis in the PFIC stock will be increased by the amount of the gain so recognized. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear.

 Foreign Tax Credits

  As set forth under "Japanese Taxes" below, the Fund will be subject to Japanese withholding taxes on interest and dividends received from Japanese corporations at rates of 10% and 15%, respectively. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's assets at the close of any taxable year consists of stocks or securities of Japanese and other foreign corporations, which is anticipated, the Fund may elect, for U.S. federal income tax purposes, to treat such Japanese withholding and any other foreign taxes that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund intends to make this election in any year in which it qualifies to do so. As a consequence, each shareholder will be required to include in income an amount equal to the shareholder's allocable share of such Japanese or other foreign withholding taxes paid by the Fund and, subject to certain limitations, may be entitled to credit such amount against U.S. federal income tax liability, if any, or to deduct its share from its U.S. taxable income, if any. In general, a shareholder may elect each year whether to claim a deduction or a credit for such foreign taxes paid. However, no deductions for foreign taxes may be claimed by certain foreign shareholders and by non-corporate shareholders who do not itemize deductions.

  The amount of Japanese withholding and other foreign taxes that may be credited against a shareholder's U.S. federal income tax liability will generally be limited to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, although the capital gains, if any, that the Fund distributes, whether as dividends or capital gain distributions, would ordinarily be treated as United States source income under the Code, an election to treat such gains as foreign source income should be available. In addition, this limitation must be applied separately to certain categories of foreign income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate shares of foreign taxes paid by the Fund, although taxes which cannot be claimed in the year they are paid as a result of this limitation may be carried back or carried forward. Shareholders that are exempt from U.S. federal income tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election described above. However, such shareholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to the allocable share of such Japanese or other foreign tax paid by the Fund generally will not be subject to U.S. federal income tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund to Japan or another country will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

 Foreign Shareholders

  Taxation of a shareholder who, as to the United States, is a foreign investor, depends in part, on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

  If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax when paid, or deemed paid, to a foreign investor, unless the investor is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. This rule applies in only exceptional cases, however, because, in general, an individual present in the United States more than 182 days in a calendar year is treated as a resident for U.S. federal income tax purposes. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, while the foreign investor may not be able to claim a credit or deduction with respect to such taxes. However, if the Fund designates the retained amounts as undistributed capital gains, as discussed above, foreign stockholders who are not subject to U.S. federal income tax on net capital gains can obtain a refund of their proportionate shares of the taxes paid by the Fund by filing a U.S. federal income tax return. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31%, unless the foreign investor files an appropriate form certifying under penalty of perjury as to his nonresident alien status.

  If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

  The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

 Notices

  Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

JAPANESE TAXES

  In the opinion of Japanese counsel for the Fund, the operations of the Fund as described in this Prospectus will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, Japanese withholding tax at the rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to Japanese withholding tax at the rate of 10%. A shareholder of the Fund will not, merely because of the ownership of Fund shares, be subject to individual income taxes imposed by Japan.

OTHER TAXES

  Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO SUCH SHAREHOLDER OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                          DESCRIPTION OF COMMON STOCK

  The authorized capital stock of the Fund is 200,000,000 shares of Common Stock, $0.01 par value. Shares of the Fund, when issued, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by shareholders and are not able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors. All shares are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and any preferential liquidating distributions to holders of any preferred stock issued by the Fund. The Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares.

  The Fund does not presently intend to offer additional shares of Common Stock except that additional shares may be issued under the Plan. Other offerings of the Fund's shares will require approval of the Fund's Board of Directors and may require shareholder approval. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's shares.

REPURCHASE OF SHARES AND CONVERSION TO OPEN-END INVESTMENT COMPANY

  Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares of Common Stock may trade at a discount, the Fund may, from time to time, take action to attempt to reduce or eliminate a market value discount from net asset value, either by repurchasing Fund shares in the open market when it can do so at prices below the current net asset value per share, or by making a tender offer for shares of the Fund. The Board of Directors of the Fund will consider making such repurchases or tender offers on a quarterly basis. Any such repurchases or tender offers would have to comply with the provisions of the MGCL with respect to distributions by a Maryland corporation to its stockholders. There is no assurance that the Directors of the Fund will approve such repurchase and/or tender offers.

  There can be no assurance that repurchasing or tendering for shares of the Fund will result in the shares trading at a price equal to their net asset value. The Fund anticipates that the market price of its shares will vary from net asset value from time to time. When the Fund repurchases its shares in the market at a price below their net asset value, the net asset value per share of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Stock may be subject to tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Investment Manager, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a periodic tender offer.

  Although the Board of Directors believes that tender offers and repurchases of shares of Common Stock generally would have a favorable effect on the market price of the Fund's Common Stock the repurchase of shares of Common Stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Investment Manager does not anticipate that tender offers and repurchases should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of sufficient portfolio securities in order to consummate tender offers and repurchases.

  Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders of shares. See "Investment Restrictions." However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

  Any tender offer by the Fund will be made at a price based upon the net asset value of the shares at the close of business on the last date of the tender offer. No repurchase of shares will be made by the Fund during a tender offer. Each offer will be made and stockholders notified in accordance with the requirements of the U.S. Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the
Code).

  The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. It is the position of the staff of the Commission that such service charge may not be deducted from the consideration paid for the tendered shares. During the period of a tender offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

  A shareholder who sells all of his shares of Common Stock (including shares attributed to him for U.S. federal income tax purposes under Section 318 of the Code) pursuant to a tender offer or open-market repurchase by the Fund will realize a taxable gain or loss, treated as described in "Taxation--U.S. Federal Income Taxes." A shareholder who sells less than all of his shares of Common Stock (including shares so attributed) may be treated as receiving a dividend from the Fund in the amount of some or all of the proceeds of sale; in that event, the amount of proceeds not treated as a dividend would be a return of capital, reducing the stockholder's basis in his shares of Common Stock (including the shares sold pursuant to the tender offer or repurchase) and a gain (treated as a capital gain for a stockholder owning the shares as a capital asset) to the extent of any amount in excess of such basis. Also, in the case of open-market repurchases, it is possible that shareholders who do not have their shares of Common Stock repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

  In the event that the Fund would have to liquidate certain investments to finance such repurchases or tenders of shares, and the portfolio securities to be liquidated have been held less than three months, such sales may jeopardize the Fund's status as a regulated investment company under the Code because of the limitation imposed thereunder that not more than 30% of the Fund's gross income may be derived from the sale of securities held for less than three months.

  It is the Board of Directors' present policy (which may be changed by them) not to authorize share repurchases or accept tenders if (i) such transactions, if consummated, would (a) result in delisting of the Fund's Shares from the New York Stock Exchange (the New York Stock Exchange's stated policy is to consider delisting if the aggregate market value of a company's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or (b) cause the Fund to fail to qualify as a regulated investment company under the Code;
(ii) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's investments that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund or cause adverse tax consequences to the detriment of the non-tendering Fund stockholders; or (iii) there is, in the judgment of the Directors of the Fund, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or any foreign exchange on which portfolio securities of the Fund are traded, or other national securities exchange(s) or the NASDAQ National Market System,
(c) declaration of a banking moratorium by Japanese or U.S. federal or state authorities or any suspension of payment by banks in Japan, the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by U.S. federal or state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or Japan, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders; or (iv) in the judgment of the Directors of the Fund, effecting any such transaction would constitute a breach of their fiduciary duty owed to the Fund or its stockholders. The Directors may modify these conditions in light of experience.

  In addition, if Fund shares are trading at a discount from net asset value, the Board of Directors of the Fund may also consider whether to submit to stockholders a proposal that the Fund be converted to an open- end investment company. Any such proposal would generally require the favorable votes of three-fourths of the Fund's outstanding shares then entitled to vote and of the directors as specified under "--Special Voting Provisions." Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Board of Directors of the Fund, may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company. In light of the position of the Commissions' staff that illiquid securities may not exceed 15% of total assets of a registered open-end investment company, any attempt to convert the Fund to such a company would have to take into account the percentage of illiquid securities in the Fund's portfolio at the time, and other factors. The Fund cannot predict whether on this basis it would be able to effect any such conversion or whether, if relief from the Commission's position was required, it could be obtained.

  Any decision by the Board of Directors of the Fund to authorize a tender offer or share repurchase will depend on the Fund's ability to do so in accordance with the applicable provisions of the MGCL and to obtain financing for the transaction at a level which the Directors of the Fund believe will have a significant beneficial effect on the remaining Fund stockholders. Although the Fund has no current intention to incur debt in order to finance share repurchases, it is permitted to borrow to finance such repurchases. If the Fund does borrow to finance share repurchases, this would have the effect of leveraging the Fund.

  If the Fund must liquidate portfolio securities in order to purchase shares of Common Stock tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Because the Fund, as a regulated investment company under the Code, may not derive 30% or more of its gross income from the sale or disposition of stocks and securities held less than three months, such gains would reduce the ability of the Fund to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund's yield. See "Taxation--U.S. Federal Income Taxes." The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of Shares pursuant to a tender offer.

SPECIAL VOTING PROVISIONS

  The Fund's Articles of Incorporation and By-laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

  The Directors of the Fund are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director of the Fund may be removed from office only with cause and only by a majority of the Fund's shareholders, and the affirmative vote of 75% or more of the Fund's outstanding shares entitled to vote thereon is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to removal of Directors of the Fund. See "Management of the Fund-- Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

  The affirmative vote of the holders of 75% or more of the outstanding shares entitled to vote thereon and voting together as a single class is required to
(i) convert the Fund from a closed-end to an open-end investment company, (ii) merge or consolidate with any other entity or enter into a statutory share exchange in which the Fund is not the successor corporation, (iii) dissolve or liquidate the Fund, (iv) sell all or substantially all of its assets, (v) cease to be an investment company registered under the 1940 Act, or (vi) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no shareholder vote would be required unless otherwise required by applicable law. The affirmative vote of the holders of 75% or more of the outstanding shares entitled to vote thereon is required to amend, alter or repeal the foregoing provisions of the Fund's Articles of Incorporation. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the shareholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by shareholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

  The Fund intends to hold annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund's By-laws, the Fund will call a special meeting of its stockholders upon the written request of shareholders entitled to cast at least 25% of all the votes at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Fund shall
(i) inform the shareholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each shareholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's By-laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

                                 UNDERWRITING

  The Underwriters named below, acting through Daiwa Securities America Inc. as their representative (the "Representative"), have severally agreed, subject to the terms and conditions of an underwriting agreement (the "Underwriting Agreement"), to purchase from the Fund the number of Shares set forth below opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

                                                                       NUMBER OF
      UNDERWRITERS                                                      SHARES
      ------------                                                     ---------
      Daiwa Securities America Inc. ..................................
                                                                       ---------
        Total......................................................... 3,400,000
                                                                       =========

  The Representative has advised the Fund that they propose initially to offer the Shares to the public at the public offering price set forth on the cover
page of this Prospectus except that the price will be reduced to $    per
share for purchases in single transactions of        or more Shares, and
$   per share for purchases of 100 or more shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996. The Representative reserves the right to set a different record date. For this purpose, a shareholder will be treated as a beneficial owner with respect to particular shares as of a specified record date if the shareholder is the holder of record of these shares as of that date or if the shares are held by a record holder on that date on behalf of that shareholder. The minimum investment is 100 Shares (U.S.$1,200), except that there is no minimum investment for purchases for Individual Retirement Accounts and other retirement plans. In addition, the Representative has advised the Fund that they propose to offer the Shares to certain dealers at such price less a
concession not in excess of $    per share ($    per share for purchases in
single transactions of     or more Shares and $    per share for purchases of
100 or more shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996). The Underwriters may
allow, and such dealers may reallow, a concession not in excess of $    per
share to certain other dealers ($    per share for purchases in single
transactions of     or more Shares and $    per share for purchases of 100 or
more shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996). The sales load is equal to % of the initial public offering price ( % in the case of purchases in single
transactions of        or more Shares and  % for purchases of 100 or more
Shares by the beneficial owners of shares of The Japan Equity Fund, Inc. as of a record date of January 31, 1996.) After the initial public offering, the public offering price, concession and allowance may be changed. Investors purchasing Shares from the Underwriters in the initial public offering must
pay for such Shares on or before    , 1996.

  The term "single transaction," as used in this Prospectus, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his parents, spouse, siblings and children purchasing shares for his or their own account and to single transactions by a trustee or other fiduciary purchasing shares for one or more trust estates, one or more fiduciary accounts and/or his own account. The term "single transaction" also includes purchases by any "company," as that term is defined in the 1940 Act, its directors, senior executive officers and controlling shareholders; provided, however, that it does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; and provided further, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policyholders of an insurance company or noninvestment advisory customers of a bank.

  Prior to this offering, there has been no public market for the shares. The Fund has applied to list the Shares on the New York Stock Exchange. However, during an initial period which is not expected to exceed 29 days from the date of this Prospectus, the Fund's Shares will not be listed on any securities exchange. Additionally, during such period, the Underwriters do not intend to make a market in the Fund's Shares although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. In order to meet the requirements for listing, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders, as prescribed by the New York Stock Exchange.

  The Underwriters have been granted an option, exercisable for 45 days from the date of this Prospectus, by the Fund, to purchase up to an aggregate of 510,000 additional Shares at the same price per share as the initial 3,400,000 Shares to be purchased by the Underwriters, solely to cover over-allotments. In the event the Underwriters exercise their option, each Underwriter will have a firm commitment, subject to certain conditions, to purchase the number of additional Shares proportionate to its initial commitment.

  The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

  The Investment Manager, the Investment Adviser, the Administrator and the U.S. Custodian (as defined below) are affiliates of Daiwa Securities America Inc. and will receive compensation for their services to the Fund. Certain directors and officers of the Fund are also affiliated with Daiwa Securities America Inc. See "Management of the Fund."

  The Fund anticipates that certain of the Underwriters may, from time to time, act as brokers or dealers in connection with the execution of portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may from time to time act as brokers or dealers while they are Underwriters.

              DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

  State Street Bank and Trust Company (the "Transfer Agent") will act as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal business address of the Transfer Agent is 2 Heritage Drive, North Quincy, Massachusetts 02171.

                                  CUSTODIANS

  DST will act as custodian (the "U.S. Custodian") with respect to the Fund's non-Japanese securities and non-yen denominated assets pursuant to a Custodial Services Agreement (the "Custodial Services Agreement") between the Fund and the U.S. Custodian. The U.S. Custodian's principal business address is One Evertrust Plaza, Jersey City, New Jersey 07302. The U.S. Custodian has
appointed        , a Japanese bank, to act as sub-custodian (the "Japanese
Custodian") of the U.S. Custodian for the Japanese securities and cash of the Fund pursuant to the Japanese Custody Contract between the U.S. Custodian and the Japanese Custody Contract between the U.S. Custodian and the Japanese Custodian. The Japanese Custodian's principal business address is 3-2, Marunouchi 1-chome, Chiyoda-ku, Tokyo, Japan. Under the Custodial Services Agreement, DST will receive a fee, calculated weekly and paid monthly in U.S. dollars, at annual rates of 0.10% of the Fund's average weekly net assets representing U.S. assets and 0.05% of the Fund's average weekly net assets representing non-U.S. assets, including, in each case, any assets maintained by DST with any securities depositary or sub-custodians. In addition, DST will be reimbursed by the Fund for any out-of-pocket expenses incurred by DST in connection with the performance of its duties under the Custodial Services Agreement. The out-of-pocket expenses of DST will include the annual fees, asset-based or transaction-based, and out-of-pocket expenses of the Japanese Custodian.

                                    EXPERTS

  The statement of assets and liabilities of the Fund has been included in this Prospectus in reliance upon the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The principal business address of Price Waterhouse LLP is 1177 Avenue of the Americas, New York, New York 10036.

                              OFFICIAL DOCUMENTS

  All of the documents, except Japanese company annual reports, referred to herein as the source of statistical information are public official documents of Japan, its ministries or the stock exchanges in Japan.

                                 LEGAL MATTERS

  The validity of the Shares offered hereby will be passed on for the Fund by Rogers & Wells, New York, New York and by its special Maryland counsel, Piper & Marbury L.L.P., Baltimore, Maryland. Certain legal matters will be passed upon for the Underwriters by Brown & Wood, New York, New York. Certain matters concerning Japanese law will be passed upon for the Fund by Hamada & Matsumoto, Tokyo, Japan.

  It is likely that foreign persons, such as the Investment Adviser, the Japanese Custodian and foreign directors of the Fund will not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised by Japanese counsel that judgments rendered by a non-Japanese court are enforceable by the courts of Japan without re-examination or relitigation of the matters adjudicated upon, provided that (i) the jurisdiction of such court is not denied under Japanese laws, (ii) the defendant either has been properly served by summons (other than by way of public notice) regarding the action or has appeared in such action, (iii) reciprocity exists with respect to the enforcement of a final judgment of a Japanese court by the non-Japanese court, and (iv) the judgment of the non-Japanese court to be executed in Japan is not contrary to Japanese public policy.

  The books and records of the Fund required under U.S. law will be maintained at the Fund's principal office in the United States and will be subject to inspection by the Commission.

                            ADDITIONAL INFORMATION

  The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Shares offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholder and Board of

Directors of The Japan Small Company Growth Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Japan
Small Company Growth Fund, Inc. (the "Fund") at        , 1996, in conformity
with generally accepted accounting principles. This financial statement is the responsibility of the fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York

   , 1996.

                THE JAPAN SMALL COMPANY GROWTH FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                     , 1996

                                    ASSETS

Assets:
  Cash.................................................................... $
  Deferred organizational expenses (Note 1)...............................
                                                                           ----
    Total Assets.......................................................... $
                                                                           ====

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Organizational expenses payable......................................... $
    Total Liabilities.....................................................
                                                                           ----
Commitments and Contingencies (Notes 1 and 2).............................
                                                                           ----
Net Assets:
  Common Stock, $.01 par value, authorized 200,000,000 shares;     shares
   issued and outstanding.................................................
  Paid-in Surplus.........................................................
                                                                           ----
Net Assets................................................................ $
Net Asset Value per share................................................. $
                                                                           ====

NOTE 1. ORGANIZATION:

  The Japan Small Company Growth Fund, Inc. (the "Fund") was organized in Maryland on August 3, 1994, as a closed-end investment company. The Fund has
had no operations other than the issuance of     shares of its common stock on
   , 1996 to Daiwa Securities America Inc. ("DSA"). Organizational costs
estimated at $    will be deferred and amortized on a straight-line basis over a 5-year period from the date the Fund commences operations. Offering costs
estimated at $    will be paid from the proceeds of the offering and will be charged to capital upon the receipt of such proceeds by the Fund.

NOTE 2. AGREEMENTS WITH AFFILIATES:

  The Fund intends to enter into an Investment Advisory and Management Agreement with Daiwa International Capital Management Co., Ltd. (the "Investment Adviser") and Daiwa International Capital Management Corp. (the "Investment Manager") who will be responsible for providing investment management services to the Fund and will in turn enter into an Investment Advisory Agreement with the Investment Adviser.

  The Fund will pay to the Investment Manager a fee, calculated weekly and payable monthly, in U.S. dollars at an annual rate of % of the Fund's average
weekly net assets up to $    million;  % of such net assets in excess of $
million up to $    million; and  % of such net assets in excess of $
million, of which % will be paid by the Investment Manager to the Investment Adviser.

  DSA will act as underwriter for the Fund pursuant to an underwriting agreement. DSA will receive compensation in the form of underwriting discounts. See "Underwriting." The Investment Adviser, the Investment Manager and DST (defined below) are affiliates of DSA, a member of the underwriting syndicate for the Fund's proposed offering of shares.

  Daiwa Securities Trust Company ("DST") will provide administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Fund will pay to DST a fee, calculated weekly and paid monthly in U.S. dollars, at an annual rate of 0.20% of the average weekly net assets of the Fund with a minimum annual fee of $150,000.

  DST will also act as custodian with respect to the Fund's assets and will appoint a sub-custodian for the Fund's assets held outside the United States. The Fund will pay to DST a fee, calculated weekly and paid monthly in U.S. dollars, at annual rates of 0.10% of the Fund's average weekly net assets representing U.S. assets and 0.05% of the Fund's average weekly net assets representing non-U.S. assets. In addition, DST will be reimbursed by the Fund for any out-of-pocket expenses incurred by DST in connection with the performance of its duties as custodian. The out-of-pocket expenses of DST will include annual fees, asset- based or transaction-based, and out-of-pocket expenses of the Japanese sub-custodian.

                                                                     APPENDIX A

                DESCRIPTION OF VARIOUS FOREIGN CURRENCY HEDGES
                    AND STOCK OPTIONS AND FUTURES CONTRACTS

FOREIGN CURRENCY HEDGING TRANSACTIONS

  Foreign Currency Forward Contract. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

  Foreign Currency Futures Contract. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Fund also will be required to segregate assets to cover its futures contracts obligations.

  At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

  Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

  The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the performance of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

  The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

  While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund that if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

  Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its shareholders for U.S. federal income tax purposes. See "Taxation--U.S. Federal Income Taxes."

OPTIONS AND INDEX FUTURES CONTRACTS

  Options on Securities. The Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund. In addition, as a matter of operating policy, the Fund will neither purchase or write put options on securities nor purchase call options on securities (except in connection with closing purchase transactions).

  The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

  Index Futures. The Fund may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant debt market. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

  The Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of equity securities in its portfolio that might otherwise result. When the Fund is not fully invested in common stocks and anticipates a significant market advance, it may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of debt securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY IN-FORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING COVERED BY THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT MANAGER, THE INVESTMENT ADVISER OR BY ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SHARES IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEI-THER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE FACTS SET FORTH IN THIS PROSPECTUS OR IN THE AFFAIRS OF THE FUND, THE IN-VESTMENT MANAGER OR THE INVESTMENT ADVISER SINCE THE DATE HEREOF.

                                ---------------

                             TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table.................................................................    3
Prospectus Summary........................................................    4
The Fund..................................................................   11
Investment in Japanese Equity Markets.....................................   11
Use of Proceeds...........................................................   13
Risk Factors and Special Considerations...................................   13
Investment Objective and Policies.........................................   20
Investment Restrictions...................................................   24
Markets for Japanese Equity Securities....................................   25
Management of the Fund....................................................   42
Estimated Expenses........................................................   47
Portfolio Transactions and Brokerage......................................   47
Net Asset Value...........................................................   48
Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.   49
Taxation..................................................................   50
Description of Common Stock...............................................   56
Underwriting..............................................................   60
Dividend Paying Agent, Transfer Agent and Registrar.......................   61
Custodians................................................................   61
Experts...................................................................   62
Official Documents........................................................   62
Legal Matters.............................................................   62
Additional Information....................................................   62
Report of Independent Accountants.........................................   63
Statement of Assets and Liabilities.......................................   64
Appendix A--Description of Various Foreign Currency Hedges and Stock
 Options and Futures Contracts............................................  A-1

 UNTIL    , 1996 (25 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS
EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DIS-TRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             3,400,000 SHARES

                              THE JAPAN SMALL

                              COMPANY GROWTH

                                FUND, INC.

                               COMMON STOCK

                                ---------------

                                PROSPECTUS
                                ---------------

                       DAIWA SECURITIES AMERICA INC.

                                      , 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (1) Financial Statements

     -- Report of Independent Accountants

     -- Statement of Assets and Liabilities dated        , 1996

  (2) Exhibits

    (a) -- (1) -- Articles of Incorporation*

    (2) -- Articles of Amendment**

    (b) -- By-Laws*

    (c) -- Not applicable

    (d)(1) -- Portion of the Articles of Incorporation, as amended, and By-Laws of the Registrant defining the rights of holders of shares of Common Stock of the Registrant+

    (2) -- Specimen certificate for Common Stock, par value $.01 per share***

    (e) -- Dividend Reinvestment and Cash Purchase Plan***

    (f) -- Not applicable

    (g)(1) -- Form of Investment Advisory Agreement***

    (2) -- Form of Investment Advisory and Management Agreement***

    (h)(1) -- Form of Underwriting Agreement***

    (2) -- Form of Master Agreement Among U.S. Underwriters***

    (3) -- Form of Master Selected Dealer Agreement***

    (i) -- Not applicable

    (j)(1) -- Form of Japanese Custodian Contract***

    (2) -- Form of Custodial Services Agreement***

    (k)(1) -- Form of Transfer Agency and Service Agreement***

    (2) -- Form of Administration Agreement***

    (l)(1) -- Opinion and Consent of Rogers & Wells***

    (2) -- Opinion and Consent of Piper & Marbury L.L.P.***

    (m) -- Not applicable

    (n)(1) -- Consent of Independent Accountants***

    (2) -- Opinion and Consent of Hamada & Matsumoto***

    (o) -- Not applicable

    (p) -- Form of Investment Letter***

    (q) -- Not applicable
--------

  *Previously filed.

 **Filed herewith.

*** To be filed by amendment.

  + Reference is made to Article Four of the Registrant's Articles of Incorporation, as amended, in Exhibit (a) and Article I and Article IV of the Registrant's By-Laws in Exhibit (b).

ITEM 25. MARKETING ARRANGEMENTS

  See Exhibits (h)(1)-(3) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

      U.S. Securities and Exchange Commission Registration fees........ $23,793
      New York Stock Exchange listing fee..............................      *
      Printing (other than stock certificates).........................      *
      Engraving and printing stock certificates........................      *
      Fees and expenses of qualification under state securities laws
       (including fees of counsel).....................................      *
      Auditing and accounting fees.....................................      *
      Legal fees and expenses..........................................      *
      Underwriters' expense allowance..................................      *
      NASD fee.........................................................   7,400
      Miscellaneous....................................................      *
                                                                        -------
        Total..........................................................      *
                                                                        =======

--------
* To be completed by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Not applicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

  As of the effective date of the Registration Statement:

                                                                    NUMBER OF
      TITLE OF CLASS                                              RECORD HOLDERS
      --------------                                              --------------
      Common Stock, $.01 par value...............................      One

ITEM 29. INDEMNIFICATION

  Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the Fund's By-laws, the Investment Advisory Agreement, the Investment Management Agreement, the Underwriting Agreement, the Administration Agreement and the Custodial Services Agreement provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER AND INVESTMENT ADVISER

  The description of the business of Daiwa International Capital Management Corp. and Daiwa International Capital Management Co., Ltd. are set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

  The information as to the directors and officers of each of Daiwa International Capital Management Corp. and Daiwa International Capital Management Co., Ltd. are set forth in their Form ADVs filed with the Securities and Exchange Commission on June 28, 1995 and August 31, 1995, respectively (File Nos. 801- 15948 and 801-14682, respectively) and as amended through the date hereof is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The Japan Small Company Growth Fund, Inc.
    c/o Daiwa Securities Trust Company
    One Evertrust Plaza
    Jersey City, New Jersey 07302
    (with respect to the Fund's Articles of Incorporation and By-Laws)

    Daiwa International Capital Management Corp.
    380 Madison Avenue
    New York, New York 10017
    (with respect to its services as Investment Manager)

    Daiwa International Capital Management Co., Ltd.
    2-1 Kyobashi 1-Chome
    Chuo- Ku, Tokyo 104
    (with respect to its service as Investment Adviser)

    Daiwa Securities Trust Company
    One Evertrust Plaza
    Jersey City, New Jersey 07302
    (with respect to its services as Administrator)

    Daiwa Securities Trust Company
    One Evertrust Plaza
    Jersey City, New Jersey 07302
    (with respect to its services as Custodian for the Fund's U.S. assets)

    (with respect to its services as Sub-Custodian for the Fund's assets located in Japan)

    State Street Bank and Trust Company
    2 Heritage Drive
    North Quincy, Massachusetts 02171
    (with respect to its services as Transfer Agent)

ITEM 32. MANAGEMENT SERVICES

  Not applicable.

ITEM 33. UNDERTAKINGS

  (a) The Fund undertakes to suspend offering its shares until it amends its prospectus contained herein if (i) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

  (b) The Fund hereby undertakes that:

    (1) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON THE 30TH DAY OF JANUARY, 1996.

                                          The Japan Small Company Growth Fund,
                                           Inc.

                                                 /s/ Daniel F. Barry
                                          By:__________________________________

                                                   Daniel F. Barry
                                                         President

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel F. Barry and Justine Tomcheck, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

           SIGNATURE                        TITLE                 DATE

                                       Director and
      /s/ Justine Tomcheck              Chairman of the          January 30,
-------------------------------------   Board                     1996

        JUSTINE TOMCHECK

                                       Director and
      /s/ Daniel F. Barry               President                January 30,
-------------------------------------   (Principal                1996
                                        Executive Officer)
        DANIEL F. BARRY

                                       Director
      /s/ Edward J. Grace                                        January 30,
                                                                  1996
-------------------------------------

        EDWARD J. GRACE


      /s/ John J. O'Keefe              Treasurer and             January 30,
-------------------------------------   Secretary                 1996
           JOHN J. O'KEEFE              (Principal
                                        Financial and
                                        Accounting Officer)

                               EXHIBIT INDEX

 EXHIBIT                                                                   PAGE
 NUMBER                                                                    NO.
 -------                                                                   ----
 (a)     -- (1) -- Articles of Incorporation*
         -- (2) -- Articles of Amendment**
 (b)     -- By-Laws*
 (c)     -- Not applicable
 (d)     -- (1) -- Portion of the Articles of Incorporation, as amended, and By-Laws of the Registrant defining the rights of holders of shares of Common Stock of the Registrant+
         -- (2) -- Specimen certificate for Common Stock, par value $.01 per share***
 (e)     -- Dividend Reinvestment and Cash Purchase Plan***
 (f)     -- Not applicable
 (g)     -- (1) -- Form of Investment Advisory Agreement***
         -- (2) -- Form of Investment Advisory and Management
            Agreement***
 (h)     -- (1) -- Form of Underwriting Agreement***
         -- (2) -- Form of Master Agreement Among U.S. Underwriters***
         -- (3) -- Form of Master Selected Dealer Agreement***
 (i)     -- Not applicable
 (j)     -- (1) -- Form of Japanese Custodian Contract***
         -- (2) -- Form of Custodial Services Agreement***
 (k)     -- (1) -- Form of Transfer Agency and Service Agreement***
         -- (2) -- Form of Administration Agreement***
 (l)     -- (1) -- Opinion and Consent of Rogers & Wells***
         -- (2) -- Opinion and Consent of Piper & Marbury L.L.P.***
 (m)     -- Not applicable
 (n)     -- (1) -- Consent of Independent Accountants ***
         -- (2) -- Opinion and Consent of Hamada & Matsumoto***
 (o)     -- Not applicable
 (p)     -- Form of Investment Letter***
 (q)     -- Not applicable

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*Previously filed.

**Filed herewith.

***To be filed by amendment.

+ Reference is made to Article Four of the Registrant's Articles of Incorporation, as amended, in Exhibit (a) and Article I and Article IV of the Registrant's By-Laws in Exhibit (b).